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        THIS LEASE Made as of the 1st day of June, 1999 between Adler Realty
Company 530, a New York Corporation, hereinafter referred to as LANDLORD, and Bernard Chaus, Inc., hereinafter jointly, severally and collectively referred to as TENANT.

        WITNESSETH, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord the seventeenth (17th) floor as presently divided (excluding superintendent's office and mechanical areas) and the eighteenth (18th) floor as presently divided, as shown on the floor plans annexed hereto and made a part hereof, excluding in each instance the areas marked "building space"; together with the "Supplemental Premises" from and after the "Supplemental Premises Commencement Date" (each as defined in Article
73), in the building known as 530 Seventh Avenue in the Borough of Manhattan, City of New York, to be used and occupied only for the manufacture (up to 25%) and sale at wholesale of better grade designer dresses and women's sportswear and, so long as a majority of the demised premises are utilized for the foregoing, a portion of the demised premises may be utilized for the sale at wholesale of women's accessories, and for better grade men's and children's wear, all of the foregoing under the "Chaus" label, and related office use of less than 40% of said space within the meaning of the New York City High-Rise Office Building Code (Local Law 5 1973), the New York City Building Code and any and all related New York City Administrative Directives, and for no other purpose for a term of ten (10) years to commence June 1, 1999 and to end on May 31, 2009, unless sooner terminated as hereinafter provided, at the ANNUAL RENT of [See Rider] which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment in equal monthly installments of [See Rider] in advance on the lst day of each month during said term at the office of the Landlord or such other place as Landlord may designate without any set-off or deduction, except that Tenant shall pay the first monthly installment on the execution hereof (unless this lease be a renewal) together with the security provided for in Paragraph Thirty-Seventh hereof.

        THE TENANT COVENANTS:

        FIRST: -- That the Tenant will pay the rent and additional rent as above and hereinafter provided.

        SECOND: -- That, throughout said term, the Tenant will take good care of the demised premises and all parts thereof, including all items of personalty fixtures and appurtenances and any alterations, additions and improvements made thereto: will make all repairs, at its sole cost and expense, in and about the same as may be necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work and materials and promptly pay the cost and expense of such repairs. All damage or injury to the demised premises and to its fixtures, appurtenances and equipment or to the building of which the same form a part or to its fixtures, appurtenances and equipment caused by Tenant moving property in or out of the building or by installation or removal of furniture, fixtures or other property, or resulting from fire, explosion, air-conditioning unit or system, short circuits, flow or leakage of water, steam, illuminating gas, sewer gas, sewerage or odors or by frost or by bursting or leaking of pipes or plumbing works or gas,


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or from any other cause of any other kind or nature whatsoever due to carelessness, omission, neglect, improper conduct or other cause of Tenant, its servants, employees, agents, visitors or licensees shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense to the [2.1] satisfaction of Landlord. Tenant will suffer no waste or injury; will give prompt notice to the Landlord of any fire that may occur; execute and comply at the sole cost and expense of the Tenant with any and all laws, rules, orders, ordinances, requirements and regulations at any time issued or in force (excluding those requiring structural alterations other than structural alterations caused or required by reason of Tenant's acts or use of the demised premises, applicable to the demised premises or to the Tenant's occupation thereof, of the Borough, City, County, State and Federal Governments, and of each and every department, bureau, board, division and official thereof, and of the New York Board of Fire Underwriters or similar organization: suffer the Landlord to make repairs and improvements to all parts of the building, and its appurtenances or fixtures, and to comply with all orders and requirements of governmental authority applicable to said building and/or any part thereof or to any occupation thereof, after default by the Tenant in failing to make said repairs but this shall not obligate Landlord to make such repairs; and forever indemnify and save harmless the Landlord from and against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to person or property of any nature, or occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, invitees, licensees, assigns or undertenants of the Tenant and/or also for any matter or thing growing out of the occupation of the demised premises or of the street, halls, lavatories, stairs, sidewalks or vaults adjacent thereto. 2.2

        THIRD: -- That the Tenant will not disfigure or deface any part of the building or suffer the same to be done, except as far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; Tenant will not bring into the demised premises or install therein any equipment, machinery, safes, fixtures, bulky matter or appliances of any nature or kind whatsoever without Landlord's consent in writing first had and obtained; the Tenant will not obstruct or permit the obstruction of the light, halls, areas, roof, stairs, stairways, entrances or the street or sidewalk adjacent thereto, will not do anything, or suffer anything to be done upon the demised premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter and will not permit the water and wash closets and other plumbing fixtures to be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein; [3.1] will not, without written consent of the Landlord first obtained in each case, which consent may be arbitrarily withheld, either sell assign, mortgage, pledge, encumber or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees; any transfer or issuance of shares of stock of the named Tenant, or of any corporation which hereafter becomes Tenant, which changes the ownership of the present shareholders of Tenant, or any transfer of partnership interests or additions of any partners to Tenant, shall be deemed a transfer of this lease for the purposes of this clause; make any alterations or repairs in the demised premises, use the derailed premises or any part thereof for any purpose other than the one first above stipulated; as a condition of any such consent by Landlord to any such alterations.


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Landlord may impose such requirements regarding review and approval of plans, architects, contractors and the obtaining of such permits, licenses, insurance, completion and payment bonds or the like as Landlord deems necessary, nor will Tenant use the demised premises or any part thereof for any purpose deemed extra hazardous on account of fire risk, nor in violation of any law or ordinance or requirement of any governmental authority. Tenant will not, under any conditions, cause or permit an auction, fire, going out of business or similar sale of any kind, nature or description to be conducted in the demised premises without Landlord's consent in writing first had and obtained. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Tenant will not bring, keep or store on the demised premises any inflammable, combustible or explosive fluid, material or substance. Tenant will not clean, nor require, permit, suffer or allow any window in the damaged premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

        IT IS MUTUALLY COVENANTED AND AGREED, THAT

        FOURTH: -- (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, this lease shall continue in full force and effect except as hereinafter set forth; (b) If the demised premises are partially damaged or rendered unusable [4.1] by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the Premises which is usable; (c) If the demised premises are totally damaged or rendered wholly unusable [4.1] by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided; (d) If the demised premises are rendered wholly unusable [4.1] or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it or if more than 50% of the building shall be so damaged and Landlord shall decide not to repair or restore same, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice, however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, an any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be [4.2] returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control; (e) nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty; (f) Tenant hereby waives


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the provisions of Section 227 of the Real Property Law or any statute enacted in place thereof and agrees that the provisions of this paragraph shall govern and control in lieu thereof. 4.3, 4.4.

        FIFTH: -- If either the building or a portion thereof in which the demised premises are located, or if the demised premises themselves or any part thereof, or if the Tenant's leasehold interest be taken by virtue of eminent domain, or for any public or quasi-public improvement, this lease shall, at the option of the Landlord, expire ten days after notice to the Tenant and rent shall be paid pro-rata to such termination date and Tenant shall have no right or claim to any part of the award.

        SIXTH: -- If, before the commencement of the term, the Tenant shall make default with respect to any other lease between the Landlord and the Tenant, or if a case in bankruptcy or under the laws of any state naming Tenant as the debtor shall be commenced, or if the Tenant shall make an assignment or any other arrangement for the benefit of creditors under any state statute, or if a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) be appointed for the Tenant or for any substantial part of Tenant's property, or if this lease or the estate of the Tenant hereunder be transferred or pass to or devolve upon any other person, firm. partnership, association, or corporation, except by will or intestacy, [6.1] this lease shall thereby, at the option of the Landlord, be terminated. and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if any levy or attachment shall be made on or of the tangible personal property of the Tenant at the demised premises, and such levy or attachment is not removed within [6.2] days after it is made or levied, or it the Tenant shall make default in fulfilling any of the covenants of this lease, other than the covenants for the payment of rent or "additional rent", or if the demised premises remains or becomes vacant [6.3] or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon, at the expiration of said ten days (if said condition, which was the basis of said notice, shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

        Notwithstanding anything printed or typed elsewhere contained in this lease, if by reason of any present or future cause or thing whatsoever (including, without limitation, by reason of any statute, ordinance, judgment, decree, court order, or governmental rule or regulation) the Tenant shall not be required to pay to the Landlord the full amount of rent and additional rent reserved hereunder, then the Landlord, at his unrestricted option, may give the Tenant not less than five days' notice of intention to end this lease and the term hereof, and thereupon, on the date specified in said notice, this lease and the term hereof shall expire as fully and completely as if that date were the date herein originally fixed for the expiration of this lease and the term hereof.

        If any installment of rent or additional rent due under this lease is not paid within five (5) days of the date the same is due, Tenant shall pay to Landlord as a "late charge" for the cost of administration and damages an amount equal to four per cent (4%) of the amount which has not been paid on time. If Tenant fails to pay the rent and additional rent due and payable under this lease within five (5) days after its due date for a period of three consecutive months or for any period of four months in any one calendar year, then the next such late payment of rent or additional rent by Tenant under this lease shall constitute a material default by Tenant under this lease for which default Landlord may terminate this lease without service of any default notice or conditional limitation notice and Tenant shall not have the right to pay or cure such late payment of rent or additional rent or be entitled to a right to pay or cure by application to any court having jurisdiction thereof.

        If the Tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either, or in making any other payment herein provided for, [6.4] or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom either by summary dispossess proceedings, or by any suitable action or proceeding at law, or otherwise, [6.5] without being liable to indictment, prosecution or damages therefor, and repossess and enjoy said premises, together with all additions, alterations and improvements. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may [6.6] incur for 6.7 legal expenses, attorneys' fees, brokerage, and or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may, but shall not be under any obligation to, re-let the premises or any part of parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent; and or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure or refusal of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in the lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord at Landlord's option may make such alterations, repairs, replacements and or decorations in the demised premises as Landlord in Landlord's sole judgment considers advisable and necessary for the purpose of re-letting the demised premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be


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liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise. The word "re-enter" as used in this lease is not restricted to its technical legal meaning.

        It is stipulated and agreed that in the event of the termination of this lease pursuant to Paragraph Sixth hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the demised premises for the same period. In the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said lease, or any part thereof, for presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be prima facie to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above. In addition to any remedies herein or by law provided, Landlord may retain as liquidated damages any rent, security, deposit or monies received hereunder.

        SEVENTH: - If the Tenant shall make default in the performance of any covenant herein contained, the Landlord may, [7.1] at his option, immediately, or at any time thereafter, without notice, perform the same for the account of the Tenant. If Landlord expends any funds in curing such default of Tenant, such sum shall become due and payable by Tenant to Landlord as additional rent hereunder, together with interest on such amount from the date of expenditure to the date of payment at the rate of 2% per annum in excess of the then announced "prime rate" of The Chase Manhattan Bank, N.A. If a notice of Mechanics lien be filed against the demised premises, or against premises of which the demised premises are part, for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within [7.2] days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or


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bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord, as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in default for or in respect to the use of water or electric current or any other charges, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action or proceeding including but not limited to attorneys' fees, filing fees, and bond premiums and any fine or penalty imposed on the Landlord shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any installment of regular stipulated rent hereunder or any "additional rent" shall not be a waiver of any other "additional rent" then due, and the Landlord shall have the right to add such additional rent to any installment of rent subsequently becoming due or to collect the same rent on the first day of any subsequent month. It is expressly agreed and understood that, upon the failure of Tenant to pay any installment, or installments, of rent, as and when the same shall be, or become due, the full amount of all rent and "additional rent" thereafter to become due and payable hereunder shall forthwith become due and payable, anything to the contrary hereof notwithstanding.

        EIGHTH: - The failure of the Landlord to seek redress or to insist, in any one or more instances, upon a strict performance of any of the terms, covenants or conditions of this lease, or any rules and regulations set forth or hereafter adopted, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future, of such term, covenant or condition or option or rule or regulation but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any term, covenant or condition hereof or of any rule or regulation, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord as herein provided. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent.

        No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing and signed by the Landlord as herein provided. No employees of Landlord or of Landlord's agents shall have any power to accept the keys of said premises prior to the termination of the lease. The delivery of keys to any employer of Landlord or Landlord's agents shall not operate as a termination of this lease.

        NINTH: - If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than the Tenant, the Landlord may, after default by the Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and such collection shall not be deemed either a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

        Any assignee of this lease shall, by accepting an assignment thereof, become liable as tenant for the full term of the lease then remaining as fully as if he were named herein as tenant and shall conclusively be deemed and presumed to have assumed this lease and all the terms, covenants and conditions thereof, as if he were joined therein originally as a tenant with the present tenant.

        TENTH: - This lease shall be subject and subordinate at all times, to all present or future ground or underlying leases and to all mortgages which may now or hereafter affect such leases and to the lien of any mortgage now on the real property of which the demised premises form a part, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time hereafter may be made a lien upon the real property of which the demised premises form a part and to all renewals, modifications, consolidations, replacements and extensions of any of the foregoing. Tenant shall give notice of any default or alleged default by Landlord under this lease to the holder of any such superior mortgage or ground or underlying lease and Tenant shall not terminate or attempt to terminate this lease without first giving such mortgagee or ground or underlying lessor the opportunity to cure any such default or alleged default by Landlord. The recording of any such mortgage or mortgages, ground or underlying leases shall automatically give to such mortgage or mortgages, ground or underlying leases priority in lien and superiority over the lien, if any, of this lease. The Tenant will, on demand, forthwith execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages, ground or underlying leases as shall be desired by any mortgagee or proposed mortgagee or lessee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

                       (See Paragraph 68.B)

        ELEVENTH: - All alterations, improvements, decorations, installations and additions made by the Tenant to or upon the demised premises, except trade fixtures, shall, when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the term or any renewal, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damage by the elements excepted. However, should the Landlord elect to surrender to Tenant any of the aforementioned items, it shall do so by notice in writing sent to Tenant at least thirty (30) days prior to the expiration of the term or any renewal term of this lease, whereupon said specified items become the property of Tenant and shall be removed by Tenant and Tenant shall restore the premises to the original condition, at its own cost and expense, prior to the expiration of the term.

        TWELFTH: - No sooner than June 1st nor later than June 30th, immediately prior to the expiration of the term of this lease, Tenant shall notify Landlord in writing, by certified or registered mail, either that Tenant will surrender the demised premises at the end of the term or that Tenant is desirous of negotiating a new lease for the demised premises for a period to commence immediately upon the expiration of the term of the within lease. If Tenant gives Landlord notice that it is desirous of negotiating a new or renewal lease, same shall be evidence only of Tenant's desire to so negotiate and shall not in any way constitute a binding lease, offer to lease or other binding agreement or agreement to agree between Landlord and Tenant but shall merely serve as a device for notification to Landlord of Tenant's desire at that time; neither party shall be bound by same and neither party shall be bound to negotiate, discuss or otherwise enter into any new lease or renewal lease unless both such parties express the desire to do so and consent to a new lease or renewal lease on terms and conditions satisfactory to each of them. Upon failure of Tenant to give such notice as herein provided, Landlord shall have the option of either
(a) renewing this lease for a further period of one year by a notice in writing to that effect served by Landlord upon Tenant by certified or registered mail on or before November 30th prior to the expiration of the term of this lease at the same rent and additional rent as payable during the last lease year of the term of this lease or (b) treating the tenancy as a month-to-month tenancy terminable on 30 days written notice from either party to the other at a monthly rental and additional rental equal to twice the monthly installment of rent and additional rent payable during the last month of the term of this lease but otherwise subject to all other terms, covenants and conditions of this lease insofar as the same may be applicable to a month-to-month tenancy.

        THIRTEENTH: - As a consideration for the making of this lease, the Landlord, its agents, servants and/or employees, shall not be liable for any failure of city water supply or otherwise, or electrical current, nor for injury or damage to property or person caused by other tenants or persons in said building, or by any other person or caused by or resulting from fire, explosion, falling plaster, steam, electricity, gas, water, rain, ice or snow or leaks from or into any part of said building, or from the breakage, leakage, obstruction or other defect of the pipes, appliances, wiring, lighting or plumbing fixtures or works of the same, the condition of said premises or any part thereof, or through the elevator, if any, or from the roof, street or sub-surface, or from any other source or cause whatsoever, whether the said damage or injury shall be caused by or be due to the negligence of the Landlord, the Landlord's agents, servants, and/or employees or not, nor for interference with light or other incorporeal hereditaments, and if at any time any windows of the demised premises are temporarily closed, darkened or bricked up for any reason whatsoever including, but not limited to, Landlord own cause. Landlord shall not be liable for any damage Tenant may sustain thereto, and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations thereunder not constitute an eviction, nor shall the Landlord be liable for any defect in the building or any appurtenance thereof latent or otherwise.

        FOURTEENTH: - This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements on the part of Tenant to be performed shall in nowise be affected, impaired or excused nor shall there by any diminution or abatement of rent nor any compensation for damages claimed or allowed to Tenant for inconvenience or discomfort because Landlord is unable to supply or is delayed in supplying any service, expressly or impliedly, to be supplied or due to the Landlord's making, inability to make or delay in making any repairs, replacements, alterations or additions to the building or any part thereof, including but not limited to machinery, appurtenances or appliances, or because the Landlord is unable to supply or is delayed in supplying any equipment or fixtures or arising out of the interruption or curtailment of elevator service, heat, electricity, water or other supply of any kind or nature or any other service to be furnished nor for any space taken to comply with any law, order, ordinance, rule or regulation of any governmental authority or to permit the "shoring of walls" as in this lease provided. In respect to the various "services," if any, herein expressly or impliedly, agreed to be furnished by Landlord to Tenant, Landlord shall have no responsibility or liability for failure to supply the same during any of the aforesaid periods or when any of the aforesaid conditions prevail or when prevented from so doing by strikes, accidents, inability to secure supplies or labor for the maintenance of such "services" or if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with any emergency declared by the President of the United States or the Governor of the State of New York or any other authorized governmental officer in connection with any rule, order or regulation issued by any federal, state or municipal department, or subdivision thereof, or any governmental agency or any other cause beyond Landlord's control. No such interruption or curtailment or inability to furnish any such "services" shall be deemed a constructive eviction. The Landlord shall not be required to furnish and the Tenant shall not be entitled to receive, any such "services" during the period wherein Tenant shall be in default [14.1] in respect to the payment of rent, additional rent or any other covenant, condition or provision of this lease on the Tenant's part to be observed or performed.

        FIFTEENTH: - The Landlord may prohibit, prescribe and regulate the placing of safes, machinery equipment, quantities of merchandise and other things. The Landlord may also prescribe and regulate when and which elevator and entrance shall be used by the Tenant's agents, servants and/or employees, and for the Tenant's receiving and shipping. The Landlord may from time make such other and further rules and regulations as he, in his sole judgment and discretion, may deem necessary or desirable for the safety, care or cleanliness of the building and for the preservation of good order therein or for any other reason whatsoever. The Tenant covenants and agrees that it, its agents, servants and/or employees will observe, abide by and conform to all such rules and regulations. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms , covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. 15.1

        SIXTEENTH: - In the event that an excavation shall be made for building or purposes upon land adjacent to the building of which the demised premises form a part, or shall be contemplated to be made, the Tenant shall, at landlord's option, afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, or any portion thereof, or any structure or structures, or any portion thereof, of the building of which the demised premises form a part, from injury and to support the same proper foundations. 16.1

        SEVENTEENTH: - No vaults, vault space or space not within the property line is leased hereunder, anything contained in or indicated on any sketch, blueprint or plan, or anything contained elsewhere in this lease to the contrary notwithstanding Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all space not within the property line of the building, which Tenant may be permitted to use and or occupy, is to e used and or occupied under a revocable license, and if any such license be revoked, or if the amount of such space be diminished or required by any Federal, State, Municipal Authority or Public Utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any fee, license charge, tax or any other levy made by municipal authorities for such vault space shall be paid by Tenant.

        EIGHTEENTH: - During the seven months prior to the expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented.

        The Landlord and the Landlord's designees, agents, servants and/or employees shall be permitted, without hindrance or molestation, at any time during the term of this lease to visit and examine the demised premises at any reasonable hour of the day for any purpose whatsoever, and workmen may enter at any time when authorized by the Landlord or the Landlord's agents, servants and/or employees to make or facilitate, repairs, additions, alterations, improvements or replacements in any part of the building of which the demised premises form a part, [18.1] and if the said Tenant shall not personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents, servants and/or employees may forcibly enter the same without rendering the Landlord or such agents, servants and/or employees liable to claim or cause of action for damages by reason thereof (if during such entry the landlord shall accord reasonable care to the Tenant's property), and without in any manner affecting Tenant's obligations and covenants under this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of [18.2] entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building is commonly known.

        NINETEENTH: - [19.1] Upon the expiration or other termination of the term of this lease, Tenant agrees to quit and surrender the demised premises broom clean and to leave the same and all alterations, additions and improvements thereto in good order, repair and condition, [19.2] and, except as herein provided, Tenant shall remove all of its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease. If the last day of the term of this lease or any renewal thereof falls on a Sunday, this lease shall expire on the business day immediately preceding. If Landlord elects to treat Tenant as a hold-over for a further term of one year, any concession of rent or agreement in respect of decorations or the like in the initial term shall not apply to such hold-over term or terms.

        TWENTIETH: - The taking possession of the demised premises by Tenant shall be conclusive evidence as against Tenant that the premises were in good and satisfactory condition at the time such possession was taken and that Tenant has accepted the demised premises in its then "as-is" condition without the requirement of any work or alterations of any nature to be performed by Landlord therein. No representations, promises or assurances, except such as are specified or endorsed herein, in writing, have been made on the part of Landlord, prior to or at the execution of this lease with respect to the order, repair or condition of the premises let or the building or premises of which it forms a part and any and all prior agreements between Landlord and Tenant with respect to the demised premises are deemed merged into, and replaced by, the terms and provisions of this lease. Landlord is not bound by them or by any other representations, promises or assurances not herein specifically contained, unless same are contained in a written agreement signed by Landlord, and Tenant will make no claim on account of any representations, promises or assurances whatsoever, whether made by any Landlord, and Tenant will make no claim on account of any representations, promises or assurances whatsoever, whether made by any renting agent, broker, officer or other representative of Landlord or Landlord's predecessor, or which may be contained in any circular, prospectus or advertisement relating to the premises, or otherwise, unless the same is specifically set forth in this lease.

        TWENTY-FIRST: - If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action or summary proceedings against the Tenant based upon such default, or if Landlord shall be compelled to institute or defend any action or proceeding brought about, caused by or related to such default, or if Landlord shall file a complaint or application, or is required to respond to any proceeding or application, in a case in bankruptcy or under the laws of any state naming Tenant as the debtor, then the Tenant will reimburse the Landlord for the expense of [21.1] attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also, so long as the Tenant shall be a tenant hereunder, the amount of such expenses shall be deemed to be additional rent hereunder, and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

        TWENTY-SECOND: - This lease, and every covenant, condition and provision hereof, shall bind, inure to and run in favor of the Landlord and the Tenant and their respective heirs, distributees, executors, administrators, legal representatives, successors and, except as otherwise provided in this lease, their assigns.

        TWENTY-THIRD: - Any provision in the printed or typed portions of this lease to the contrary notwithstanding, the Landlord shall not be responsible to the Tenant, nor shall it constitute an eviction (constructive or otherwise), nor shall the Tenant be entitled to any abatement, reduction or apportionment of rent, if the utilization of air-conditioning or air-cooling systems or equipment now or hereafter installed in the demised premises or in or on the building of which the demised premises form a part, which the Tenant is by any provision of this lease or of any other agreement between Landlord and Tenant authorized to use, is curtailed, stopped or discontinued by reason of the enforcement (actual or threatened) of any present or future federal, state or municipal law, ordinance or regulation; and the Landlord shall be under no obligation to change or alter air-conditioning or air-cooling systems or equipment now or hereafter installed in the demised premises or to install any new equipment or devices to make the continued use of such existing or future systems or equipment possible or lawful.

        TWENTY-FOURTH: - 24.1

        THE TENANT FURTHER COVENANTS

        TWENTY-FIFTH: -

        If the demised premises or any part thereof do not consist of a store or a first floor or any part thereof, Landlord may replace, at the expense of Tenant, any and all windows and any other glass damaged or broken from any cause whatsoever in and about the demised premises.

        TWENTY-SIXTH: - If by reason of the conduct upon the demised premises of a business not herein permitted, or if by reason of the improper or careless conduct of any business upon or use of the demised premises the fire insurance rate during the term, or any extended term of this lease shall at any time be higher than it otherwise would be, the Tenant will reimburse the Landlord, as additional rent hereunder, for that part of all fire insurance premiums paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted and/or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium covering any period beyond the expiration date of this lease, or such further expiration date if the lease be extended, except that if the premium covers a period of time both within and beyond the expiration date of the term or extended term of the lease, a pro-rata adjustment thereof shall be made. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make-up" of rates for the building on the demised premises, purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate than applicable to the demised premises.

        TWENTY-SEVENTH: - The Tenant will not erect, exhibit or inscribe any signs, signals or advertisements on any part of the outside or inside of the demised premises or building in which the demised premises are located unless and until the style, size and location thereof having been first approved by the Landlord in writing, which said approval may be revoked at any time by Landlord upon five (5) days' notice in writing to Tenant requesting Tenant to remove same. If said sign, signal or advertisement be not removed by Tenant at the end of said five (5) day period, Landlord may remove the same and charge the cost of so doing and any restoration charges resulting from said removal to the Tenant as part of the rent due and/or to become due under this lease. If any sign, signal or advertisement be erected or inscribed without such approval, Landlord may remove same without notice to Tenant and charge the cost of so doing and any restoration charges resulting from the removal thereof to the Tenant as part of the rent due and/or to become due under this lease. In no event shall the Tenant obstruct or permit the erection of any sky signs, roof or wall signs, and the

Landlord reserves the exclusive right to the use of the roof and walls for sign purposes, and Tenant agrees to permit the Landlord, his agents, servants and/or employees or workmen to enter into the demised premises in order to reach the roof and walls. 27.1

        TWENTY-EIGHTH: - The Tenant will permit the Landlord to erect, use and maintain pipes, conduits and ducts in the demised premises and to all the floors above and below, and will permit the Landlord, his agents, servants, employees, contractors, or workmen to enter upon the demised premises to make such repairs, improvements, alterations, replacements and additions to, or on the building or any part, or to any appurtenance, pipe, conduit, duct or fixture thereof as the Landlord may, in his sole discretion desire. 28.1

        TWENTY-NINTH: - If a separate water meter be installed for the demised premises or any part thereof, the Tenant will, at its own cost and expense, keep the same in good order and repair, replace the same when necessary, and pay the charges made by the municipality for or in respect to the use, maintenance, supply or consumption of water, sewer rent, levy or any other charge therefor assessed or imposed as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of the all charges which the municipality shall make for all water consumed through said meter, as indicated by said meter and any sewer rent, levy, tax or other charge assessed or imposed for the use, maintenance or supply of water. Such proportionate part shall be fixed by apportioning the respective charge according to the floor area against all of the rentable floor area in the building. A bill or notice by any public authority for any of the foregoing shall be conclusive evidence of the amount due and for the basis of calculation of the amount to be paid by the Tenant under the provisions of this paragraph.

        THIRTIETH: - Tenant agrees that the Tenant will purchase from the Landlord all electric current that the Tenant requires at the demised premises and will pay the Landlord for the same as the amount of consumption shall [30.1]. Tenant shall be responsible for making any repairs or replacements to any submeter servicing the demised premises. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein.

        The Tenant hereby promises and agrees to pay the bills for light and power and use of meters upon presentation, and the Landlord reserves the right, without further notice and without releasing the Tenant from any liability whatsoever, and without incurring any liability whatsoever as to damages, in the event said bills are not paid by the Tenant within [30.2] days from presentation, to cut off the said electric current.

        Tenant agrees that at all times its use of electrical current shall never exceed the capacity of such feeders or the risers or wiring installations in the building as Tenant is using at the time of execution of this lease. Tenant shall make no substitutions for, alterations in, or additions to its electrical equipment and/or appliances in use at the time of the execution of this lease, or install any equipment which is not customary in other similar spaces in the building, without the prior written consent in each instance of Landlord. If in Landlord's reasonable opinion Tenant is exceeding the electrical usage of such feeders or risers or wiring installations, Tenant shall upon notice from Landlord either reduce Tenant's electrical usage so that such capacity is not being exceeded or pay Tenant's fair allocable share of the cost of installation and maintenance of the feeders, risers or wiring installations which in Landlord's reasonable opinion are needed in order to prevent a possible overload, whether the same had been previously installed or is specifically installed for the use of such Tenant, as well as Tenant's pro rata share of the cost of all other equipment proper and necessary in connection with the supplying of such electricity. Bills therefor shall be rendered at such time as Landlord may elect and the amount thereof shall be paid by Tenant, as additional rent, at the same time as the next monthly rent payment.*

        If, for any reason , sub-metering shall be discontinued by the Landlord, Tenant agrees to accept electricity from the Landlord on a rent inclusion basis, the additional rent to be in an annual amount equal to the electricity charge for the full twelve month period immediately preceding the date when Tenant is notified Landlord wishes to go on a rent inclusion basis adjusted to the current rate. Such additional annual sum is to be payable in equal monthly installments in advance and to become part of the rent charge. Such additional annual sum shall further be increased by the percentage of any increase in charges or costs to Landlord including, but not limited to, energy charges, demand charges, fuel adjustment charges, rate adjustment charges, sales taxes, etc. with respect to the electricity charges payable for the building occurring after the date of the commencement of Tenant's payment for electricity charges on a rent inclusion basis, any such increases to be payable in equal monthly installments togther with such payments of such "rent inclusion" sums for electricity. Tenant further agrees that he will execute any documents in modification of the lease as requested by Landlord pertaining to this rent inclusion basis provided that the documents requested reflect the substance of the above understanding.

        Landlord may discontinue any of the aforesaid services upon thirty (30) days' notice without being liable to Tenant therefor or without in any way affecting this lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issues, except that where Tenant has been on a rent inclusion basis with respect to electricity, there shall be a reduction of rent thereafter to the extent that there has been included in the rent a charge for electricity. In the event Landlord gives notice of discontinuance, Landlord shall permit Tenant to furnish and install, at Tenant's own cost and expense, all installations required to receive such service direct from said public utility corporation and [30.3] permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purpose. 30.4






----------
*be the Con Edison service classification number four (rate 1) plus 10%.

        Landlord shall not in anyway be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain on incur if either the quantity or character of electric service is charged or is no longer available or suitable for Tenant's requirements.

        If any tax is imposed upon the Landlord's receipts from the sale or resale of electrical energy to Tenant (whether Tenant is paying on a submeter basis or on a rent inclusion basis) by any federal, state, or municipal authority, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rated share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant to Landlord.

        THIRTY-FIRST: - If there now is or shall be installed in said building a "sprinkler system" the Tenant agrees to keep the appliances thereto in the demised premises in good repair and in good working conditions, and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or Bureau, Department or Official of the City or State government, require or recommend that any changes, modifications, alterations, replacements, or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises or if such changes, modifications, alterations, replacements, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of any penalty or charge against the full allowances for a sprinkler system in the fire insurance rate as fixed by said Exchange , or by any Fire Insurance Company, the Tenant will at the Tenant's own cost and expense, promptly make and supply such changes, modifications, alterations, replacements, additional sprinkler heads or other equipment.

        THIRTY-SECOND: - The Landlord, his agents, servants and/or employees, shall have the sole right, at his option, to designate and appoint the concerns that are to furnish, at the expense of Tenant, the expressman for trucking purposes, the removal of all paper and rubbish. The Landlord, his agents, servants and/or employees, shall not be liable to the Tenant, his agents, servants, employees or invitees for any breach of contract, misconduct or negligence of the concerns, if any, so designated or of the latter's agents, servants and/or employees. It is further agreed and guaranteed by the Tenant that for any work or service to be done by or for the Tenant, only union labor is to be employed.

        THIRTY-THIRD: - In case of any damage or injury to the said premises or any part of the building in which the demised premises are situated, of any kind whatsoever, said damage or injury being caused by the carelessness, negligence or improper conduct on the part of the said Tenant, his agents, guests, invitees, or employees, then the said Tenant shall cause the said damage or injury to be repaired as speedily as possible at his own cost and expense, and in the event Tenant fails to do so, Landlord may [33.1] but shall not be obliged to, perform the same for and on account of the Tenant, and all costs, charges, and expenses incurred by Landlord therefor shall be collectible from Tenant as additional rent or otherwise and shall be paid by Tenant to Landlord within five
(5) days after rendition of a bill or statement from Landlord or may be added by Landlord to any ensuing month's rent.

        THIRTY-FOURTH: - Notwithstanding any provision of law to the contrary, the parties hereto agree that it the premises be not completed or if the Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof by reason of the holding over or retention of the possession by any tenant, tenants or occupant or for any other reason so that the Tenant is unable to take possession of the space hereby leased on the date upon which the term hereby demised is to begin, the rent under this lease shall not commence until permission is given to Tenant to enter into the possession of the demised premises whereupon this lease and the covenants, conditions and agreements herein contained shall be given full force and effect. The failure on the part of Landlord to give possession on the date of the commencement of the term shall in nowise affect the validity of this lease or the obligations of Tenant hereunder nor shall same be construed in any wise to extend the term of this lease. Landlord shall not be subject to any liability for the failure to give possession on the date of the commencement of the term of this lease.

        Tenant expressly agrees that under no circumstances whatsoever, whether by reason of Section 223A of the Real Property Law of the State of New York or otherwise, shall there be implied in this lease a condition that the Landlord will deliver possession of the premises at the beginning of the term but, on the contrary, there is no such implication herein. 34.1

        THIRTY-FIFTH: - If the demised premises shall be sublet in whole or in part by the Tenant, or any successors in interest of Tenant (or the heirs, administrators or assigns of the Tenant), the Tenant (and/or the heirs, administrators, successors, or assigns of such Tenant) will on demand of any Landlord, or owner, furnish and supply, in writing, within [35.1] days after such demand, a detailed, accurate and truthful itemized list, showing the names of any and all such sub-tenants, the terms of all such sub-tenancies, the amounts of rent paid and/or to be paid by any and all such subtenants, the date of the termination of any and all leases or tenancies given to or made with any and all such sub-tenants and any all other information which any Landlord may [35.2] request. This provision, however, shall not be construed to be a consent to any sub-letting, or a waiver of the covenant against sub-letting, contained in this lease. A violation of the provisions of this paragraph shall be deemed a breach of the lease in its entirety and upon failure of the Tenant or any successors in interest, assignee, executor or administrator to supply and furnish the aforesaid accurate written list within such [35.1] days, shall be deemed a violation of a condition entitling the Landlord to terminate this lease on ten days' notice as provided in Paragraph "Sixth" herein and as if no other period or time were mentioned herein.

        THIRTY-SIXTH: - The Tenant agrees that whenever any alterations, additions, improvements, changes or repairs to the said premises are consented to by the Landlord, or in the moving of merchandise, fixtures or equipment into the said building, or moving the same therefrom, only such labor, acceptable to Landlord and under agreement with the Building Trades Employers Association of New York City, or which shall not cause strikes or labor troubles with other employees of the building, and which have the same or similar labor union affiliations as those employed by the Landlord or the Landlord's contractors shall be employed. The Tenant further agrees that no machinery shall be directly affixed to the floor. In the installation of all machinery, the Tenant must use cork or rubber blocks or other devices all [36.1] approved by the Landlord, so as to prevent unnecessary vibration, and the Tenant further covenants and agrees to comply with all of the Landlord's rules and regulations appertaining to the installation of the Tenant's machinery and equipment.

        THIRTY-SEVENTH: - The Tenant hereby deposits with the Landlord the sum of $167,416.71 (plus accumulated interest thereon, if any, if this lease be a renewal) as security for the faithful performance on the part of the Tenant of all the terms, covenants and conditions of this lease which sum is to remain in the possession of the Landlord until the expiration of the full period and term of this lease to wit: May 31, 2009 and then to be [37.1] returned to the Tenant if an upon condition that all of said terms, covenants and conditions have been fully complied with, but said deposit and any interest thereon or such part thereof as may be necessary may be applied by the Landlord towards the payment of any rents or additional rents or any expenses or damages suffered or sustained by it on account of the default of the Tenant in any of the covenants or agreements herein contained. Landlord shall not be required to deposit said security in an interest-bearing account. The Tenant hereby consents to the transfer or payment of said security by the Landlord or any successor Landlord to the future purchaser of Lessee of said building, and upon such transfer or payment the Landlord's liability or responsibility for the return of such security shall cease, and Tenant agrees to look to the new Landlord or Lessee solely for the return of said security. If the Landlord shall pay or be liable to pay any sums of money whatsoever or to do any act requiring the payment of money, or if any fine or penalty be assessed against the Landlord or any owner of the premises by reason of the Tenant failing to perform any of the terms, covenants or conditions of this lease on his part to be kept and performed, said sums of money together with all interest, costs, expenses, fees and damages shall be added to the rent becoming due on the first day of the month succeeding such payment or liability, and shall be collected and enforced as such rent and the security may be applied toward payment of same. In the event of bankruptcy of the Tenant, such security shall be deemed to be and is hereby assigned to the Landlord who may be the owner at the time, or the Lessee of the building, bankruptcy of the Tenant being regarded as a breach of this lease by the Tenant. In the event that the Tenant should breach this lease in its entirety, then and in such event said deposit or security shall belong to the Landlord or Lessee aforesaid and is hereby assigned to the Landlord or Lessee as liquidated damages and not as a penalty, it being impossible to exactly ascertain the damages which such breach may entail. The right to retain the security shall survive summary proceedings or other ouster of the Tenant. In the event that Tenant should take the benefit of any insolvency or bankruptcy act, or should abandon, desert, or give up possession of said premises and/or in the event that the Tenant should be dispossessed or ousted by ejectment or summary or dispossess proceedings, or other court action or proceedings, or order, the same shall be regarded and is hereby declared to be a breach of this lease in its entirety. Tenant covenants that it will not transfer, assign, mortgage, pledge, hypothecate or in any manner encumber said security, and any such transfer, assignment, mortgage, pledge or hypothecation shall be void as against Landlord, or Lessee aforesaid. [37.2]

        THIRTY-EIGHTH: - The Landlord reserves the right to request the Tenant and the Tenant agrees when so requested, to cause his factory help to use the service elevators maintained in the building instead of the passenger elevators.

        THIRTY-NINTH: - Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises form a part, and in the event that any department of the City or State of New York shall hereafter at any time contend and/or declare by notice, violation, order or in any other manner whatsoever that the premises hereby demised are used for a purpose which is a violation of such certificate of occupancy, Tenant shall, upon five (5) days' written notice from Landlord, immediately discontinue such use of said premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this lease and Landlord shall have the right to terminate this lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of this lease. The statement in this lease of the nature of the business to be conducted by Tenant in the demised premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business may be conducted in the demised premises, is lawful or permissible under the certificate of occupancy issued for the building of which the demised the demised premises form a part, or otherwise permitted by law. If alterations or additions, including but not limited to a sprinkler system, are needed to permit lawful conduct of Tenant's business or to comply with the certificate of occupancy, the same shall be made by and at the sole expense of Tenant and after the necessary consent has been obtained from the Landlord in compliance with Paragraph "Third."

        FORTIETH: - Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord or Landlord's agent may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designated by written notice. [40.1]

        FORTY-FIRST: - The Tenant further agrees to pay to the Landlord, whenever called upon, the sum of Two Hundred ($200) Dollars a month as his proportionate share of the total annual cost of the maintenance of the automatic fire alarm and/or sprinkler system now installed in the premises and the Tenant further agrees to pay monthly to the Landlord for the use of the electric current consumed in the lighting of the freight and passenger hallways and lavatories on said floor, if the Tenant occupies the entire floor or is the only tenant on said floor, and to pay therefor at the same rates as for electric current consumed in his own rented space; and if such amounts are not so paid, the Landlord may add the said amounts to the rent due or to become due and the Landlord shall be entitled to collect them as additional rent under this lease and shall have all the remedies against the Tenant which apply to unpaid rent; and the Tenant further agrees to maintain, take care of and keep in good repair cleaned and lighted, said lavatories, their equipment and appointments, the freight and passenger hallways, their equipment and appointments, at this own cost and expense, either wholly, if the Tenant occupies the entire floor or is the only tenant on the floor, or jointly with any other tenant or tenants on the floor.

        FORTY-FOURTH: - It is mutually agreed by and between Landlord and Tenant that in any action or proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of, under, by virtue of the terms of this lease or in any way connected with this lease, the relationship of Landlord and Tenant. Tenant's use or occupancy of said premises, and or any claim of injury or damage, and any emergency, statutory or any other statutory remedy, the respective parties hereto shall and they hereby do waive trial by jury. In the event Landlord commences any summary proceeding or action for non-payment of rent, Tenant covenants and agrees that it will not interpose, by consolidation of action or otherwise, any counterclaim or other claim seeking affirmative relief of whatsoever nature or description in any such proceeding. 44.1

        FORTY-FIFTH: - In any term, covenant, condition or provision of this lease or the application thereto to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

        FORTY-SIXTH: - As a further inducement to the Landlord to sign the within lease, the Tenant hereby waives any and all rights which he may have to terminate this lease under and pursuant to the Solders' and Sailors' Civil Relief Act as the same may now be in force and as the same may be hereafter modified, amended or superseded.

        FORTY-SEVENTH: - The captions are inserted only as a matter of convenience for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions hereof.

        FORTY-EIGHTH: - The term "Landlord" as used in this lease means only the owner or the mortgagee in possession for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premiss form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereto as is covered by the insertion of specific hours herein), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract.

        FORTY-NINTH: - Prior to entering the demised premises, Tenant covenants to secure and maintain at its sole cost and expense continuously throughout the term the following:

        1. Comprehensive General Liability Insurance on an occurrence basis covering bodily injury or death and property damage occurring in, on or about the demised premises or any appurtenances thereto, in an amount not less than One Million ($1,000,000) Dollars combined single limit. Such policy shall include, but not be limited to, coverage for all operations of Tenant, Tenant's contractors and subcontractors, including contractual liability, completed operations liability and contingent or protective liability, and excluding any employee exclusion provision.

        2. Fire Insurance, with extended coverage and vandalism and malicious mischief endorsement, in amounts adequate to cover the full replacement value of all of Tenant's improvements, trade fixtures, contents and signs on the demised premises in the event of fire or other casualty.

        3. At all times during any period of construction of any permitted Tenant's work, Tenant shall cause its contractors and subcontractors to maintain in effect statutory Worker's Compensation and Disability Insurance and Employer's Liability Insurance in limits of not less than $100,000; and Tenant shall cause its contractors and subcontractors to provide Landlord with certificates of insurance showing that such coverages are in force.

        All insurance policies to be procured by Tenant in compliance with the requirements of this lease shall be issued in the name and for the benefit of Tenant, and shall name Landlord and its designees as additional insureds, by one or more responsible insurance companies satisfactory to Landlord and licensed to do business in the State of New York; and, at Tenant's option, such insurance may be carried under a blanket policy covering the demised premises and any other of Tenant's locations. Each of such policies shall contain the following endorsements: (1) that such policy may not be canceled or amended with respect to Landlord or any of its designees, except upon thirty (30) days' prior written notice to Landlord and such designees sent by certified or registered mail; (2) that Tenant shall be solely responsible for the payment of all premiums under such policy and that Landlord and its designees shall have no obligation for the payment thereof; and (3) an express waiver of any right of subrogation by the insurance company against Landlord. Tenant hereby expressly waiving any such right of subrogation for any reason or occurrence whatsoever. Tenant agrees to deliver to Landlord, certificates or memoranda of insurance of all policies of insurance to be procured by Tenant within fifteen (15) days of the inception of such policies and, at least fifteen (15) days prior to the expiration of any such policy, Tenant shall deliver to Landlord certificates or memoranda of insurance evidencing the renewal thereof. Tenant agrees that its fire insurance policies for its contents, furniture, furnishings, fixtures and other property removable by Tenant under the provisions of this lease shall include appropriate clauses pursuant to which the insurance carriers (a) waive all rights of subrogation against Landlord with respect to losses payable under such policies and/or (b) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. If Tenant, at any time, is unable to obtain such inclusion of either of the clauses described in the preceding sentence, Tenant shall have Landlord named in such policies as one of the insured. If Landlord shall be named as one of the insured in accordance with the foregoing provisions, Landlord shall promptly endorse to the order of Tenant, without recourse, any check, draft, or order for the payment of money representing the proceeds of any such policy or representing any other payment growing out of or connected with said policies, and Landlord does hereby irrevocably waive any and all rights in and to such proceeds and payments, provided, however, that Tenant's right of full recovery under its aforesaid policies is not thereby prejudiced or otherwise adversely affected. Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its agents and employees, for loss or damage to Tenant's contents, furniture, furnishings, fixtures and other property removable by Tenant under the provisions of this lease to the extent that the same is recoverable by Tenant's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its agents or employees. Tenant agrees to advise Landlord promptly as to the coverage or language of the clauses included in its insurance policies pursuant to this Article. Tenant also agrees to notify Landlord promptly of any cancellation or change of the terms of any such policy which would affect such clauses or naming. 49.1

        FIFTIETH: - The air-conditioning unit presently on the demised premises is acknowledged to be the property of the Landlord/Tenant. Landlord shall not be liable for the maintenance or repair thereof nor for any damage or injury the said air-conditioning unit or its operation may cause to the Tenant, Tenant's property or to any other person, firm or corporation. So long as said air-conditioning unit may lawfully be maintained and used by the Tenant, the Tenant agrees at all times to keep the same including, but not limited to, pipes, valves, ducts, conduits and air-conditioning unit or units servicing Tenant's premises in good operating condition and repair and the Tenant shall be responsible for any damage or injury that may occur through its use of said air-conditioning unit or units and systems to any person or property. Tenant also agrees to pay for the use of all water and electric current consumed in connection with the maintenance and operation of said air-conditioning system as and when bills therefor are rendered. Landlord does not warrant the Tenant's right to continue to use such air-conditioning unit or units on the demised premises if such use be prohibited or restricted by any governmental agency, directly or indirectly.

        In the event Landlord operates a water recirculating system (hereinafter called "recirculator"), and provided that Tenant has complied with all the terms, provisions and covenants of this lease on its part to be observed or performed, said recirculator will be operated during summer months only and then on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 2:00 p.m. However, there shall be no obligation on the part of Landlord to furnish same nor shall there be any liability on the part of Landlord for failure to supply recirculating water.

        FIFTY-FIRST: -

        Tenant covenants and agrees to pay as additional rent an amount equal to 6.485% of any increase in the real estate taxes, charges, assessments, levies, water charges, sewer rents, or any other taxes or charges substituted in lieu or in place thereof (collectively called the "real estate taxes"), assessed, levied or imposed against the land and building of which the demised premises form a part for each "lease year" (or proportionate part of a lease year) during the term of this lease commencing with the date of the commencement of this lease (whether or not such lease year coincides with the tax year of the taxing authority fixing, assessing or levying such taxes or charges) over and above the amount of the real estate taxes or charges payable in the 9/2000 (hereinafter referred to as "base year") as the same may ultimately be reduced (by reason of tax certiorari or similar proceeding or otherwise) whether the increase results from a higher tax rate or an increase in the assessed valuation of the land and building of which the demised premises form a part, or for any other reason whatsoever.

        Such additional rental shall be paid in each and every year during the term of this lease and the amount thereof shall be paid as and when the same is demanded by Landlord in writing. Landlord may calculate the amount of such payments on an estimated basis for any portion of such lease year occurring prior to the time that the actual amount of said taxes and charges with respect to such lease year become known, and thereafter Landlord shall furnish Tenant with a statement [51.1] setting forth the amount os aid taxes and charges payable in the base year, the amount thereof payable in the lease year, the Tenant's proportionate share of the increase, if any, thereof, and the estimated amount, if any, of Tenant's share of such increase which Tenant may have theretofore paid on account to Landlord. Insofar as any period during the term of this lease represents a period which is not a full lease year, there shall be a proportionate adjustment in the increase provided for herein. Should Landlord procure a refund of the aforementioned real estate taxes for any period of time subsequent to the commencement date of this lease, Tenant shall be entitled to a proportionate credit equal to 6.485% of the "refund" received by Landlord less all expenditures paid or incurred for legal fees, expert opinion and all other expenses necessary to obtain the tax refund. [51.2] In no event shall any credit be given to Tenant for any lease year in which no payment of additional rent has been made by him as in this Article provided, nor shall the proportionate credit ever exceed the overage paid by the Tenant for any given lease year, nor shall Tenant be entitled to any credit in the event the real estate taxes or charges or any other taxes or charges substituted in lieu or in place thereof, assessed, levied or imposed against the land or buildings of which the demised premises form a part, are less than those of the base year. [51.3]

        "Lease year" as used in this Article shall mean a period of one year commencing with the date of the commencement of this lease and each successive year thereafter when the lease commences on February 1; or on the February 1 preceding the date of the commencement of this lease when lease commences on a date other than February 1.

        Payments shall be made pursuant to this Article notwithstanding the fact that such payments may be due for statements furnished after the expiration or termination of this lease and Tenant's obligations under this Article shall survive such expiration or termination. Any sum payable hereunder by Tenant shall be due and payable within [51.4] days after notice is given to Tenant and each such notice shall be conclusive and binding upon Tenant unless Tenant disputes such notice within 30 days after its receipt of such notice; in the event of any such dispute, and pending the determination of such dispute, Tenant shall pay additional rent in accordance with Landlord's notice without reduction and without prejudice to Tenant's position in such dispute.

        FIFTY-SECOND: - Neither Landlord nor any agents or employees of Landlord shall be liable to Tenant or any other occupant of the demised premises, for any damage to, or loss (by theft or otherwise) of any property of Tenant or of any other person irrespective of the cause of such injury, damage or loss (including the acts or negligence of any tenant or of any owners or occupants of adjacent or neighboring property or caused by operations in construction of any private, public or quasi-public work) unless due to the negligence of Landlord or Landlord's agents or employees without contributory negligence on the part of Tenant or any other person, it being understood that no property, other than such as might normally be brought upon or kept in the demised premises as incidental to the reasonable use of the demised premises for the purposes herein permitted, will be brought upon or be kept in the demised premises; provided, however, that even if due to any such negligence of Landlord or Landlord's agents or employees, Tenant waives, to the full extent permitted by law, any claim for consequential damages in connection therewith. Any employee of Landlord to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property, and neither Landlord nor Landlord's agents or employees shall be liable for any loss of or damage to any such property by theft or otherwise.

        FIFTY-THIRD: - If, at any time during the term of this lease or any extension or renewal thereof, Landlord expends any sums for alterations or improvements to said building, which alterations or improvements are made in order to comply with any applicable law, ordinance or governmental regulation, Tenant shall pay to Landlord, as additional rent, the same percentage of such cost as is set forth in the provision of this lease which requires Tenant to pay increases in real estate taxes, within ten (10) days after demand therefor. If, however, the cost of such alteration or improvement may be amortized over a period of time in accordance with generally accepted accounting principles, Tenant shall pay to Landlord, as additional rent, during each year in which occurs any part of the lease term or any extension or renewal thereof, the above-stated percentage of the annual amortization (reasonably determined by Landlord on a straight-line basis over an appropriate period not to exceed 10 years, with interest calculated at an annual rate of 1% above the prime rate in effect at the time Landlord makes such expenditure) of the cost of such alteration or improvement. Notwithstanding the foregoing, Tenant shall pay, and be responsible for, the cost of compliance with any and all laws, ordinances or government regulations imposed with respect to alterations or improvements to be made within the demised premises (including, but not limited to, any requirements relating to asbestos or other hazardous or toxic waste within the demised premises or the walls, ceilings or floors therein and with respect to compliance with any fire department rules or regulations relating to the use and occupancy of the demised premises. For the purposes of this Article, the cost of any such alteration or improvement shall be deemed to include the cost of preparing any necessary plans and the fees for filing such plans. The term "law, ordinance or governmental regulation," as used in this Article, shall mean all laws, statutes and ordinances, including building codes and zoning regulations and ordinances; and the orders, rules, regulations, directives and requirements of all federal, state, county, city and borough departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental, public or quasi-public authority, whether now or hereafter in force, which may be applicable to said building, or any part thereof, or the sidewalks, curbs or areas adjacent thereto.

        FIFTY-FOURTH: - Tenant shall indemnify Landlord against and save it harmless from any liability, cost or expense, including but not limited to reasonable attorneys' fees in connection with any and all claims made on behalf of or by any person, firm, or corporation for bodily injury or death or property damage arising (a) from the use or management by Tenant of the demised premises, or from any work or thing whatsoever done or omitted to be done thereat by Tenant, its agents, contractors, or employees or from any accident thereat, and
(b) from any breach or default by Tenant of and under any of the terms, covenants, and conditions of this Lease.

        FIFTY-FIFTH: - Tenant represents to Landlord that Tenant has dealt with no broker in connection with this lease transaction other than the broker, if any, named at the end of this Article (the "Broker"). Tenant agrees to forever hold harmless and indemnify Landlord, its officers, directors, employees, consultants, agents, and Landlord's and their respective successors and assigns from and against any and all liabilities and expenses (including reasonable attorneys' fees) in connection with any claim for commission, compensation or otherwise in connection with the bringing about of this lease transaction and/or the consummation thereof, which may be made by any person, firm, or corporation other than the Broker. Landlord agrees to timely pay the Broker whatever commissions may be owed to it with respect to this transaction pursuant to separate agreement between such party and the Broker. The provisions of this Article shall survive the expiration or termination of the term. The name of the Broker is Insignia/ESG. 55.1

        FIFTY-SIXTH: - Either party shall, at any time and from time to time, but not more than once per year unless there be more frequent sales, ground leases or financing of the building, within [56.1] days after written demand therefor, execute, acknowledge, and deliver to the other a statement, in writing, addressed to the other (and such other person or parties as the other shall require), certifying that this lease is in full force and effect and is unmodified (or, if there have been modifications, specifying same) and setting forth the dates to which rental and other charges payable hereunder have been paid and stating that the other is not in default in the performance of any of the covenants or agreements on its part to be performed hereunder (or, if that is not the case, specifying each particular in which the party giving the statement alleges that the other is in default) and certifying as to such other items in respect of this lease as either party may reasonably require.

        FIFTY-SEVENTH: - Anything contained in this lease to the contrary notwithstanding, Tenant agrees that Landlord shall be under no personal liability with respect to any of the provisions or agreements of this lease, and if Landlord is in breach or default with respect to its obligations under this lease, Tenant shall look solely to the equity of Landlord in the demised premises and the building of which it is a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal or money judgment against Landlord by reason of such default of Landlord.

        FIFTY-EIGHTH: - Tenant shall not record or attempt to record or in any way permit the recording of this lease, any memorandum of this lease, any assignment of this lease, any sublease of the demised premises or any other instrument relative to this lease.

        FIFTY-NINTH: - The submission of this lease for examination or for execution by Tenant does not constitute a reservation of or option for the demised premises and this lease and the terms, conditions and provisions thereof shall be binding on the part of the Landlord and becomes effective as a lease only upon execution and delivery thereof by both Landlord and Tenant and the execution of and delivery to Landlord of any guaranty of Tenant's obligations required in connection with this lease.

See Floor plans for 17th and 18th floor, rider containing paragraphs Sixtieth to Seventy-Fifth and Inserts to Lease attached hereto and made a part hereof.

                                     INITIAL

                       RIDER TO LEASE, DATED JUNE 1, 1999
                 BETWEEN ADLER REALTY COMPANY 530, AS LANDLORD,
                       AND BERNARD CHAUS, INC., AS TENANT

        SIXTIETH: Subordination and Attornment.

        In the event that a mortgagee under any mortgage affecting the Premises or its nominee or designee becomes the Landlord under this Lease, the Lease shall not automatically terminate and the Tenant shall, upon request, attorn to and recognize such mortgagee or its nominee or designee as Landlord under this Lease. The provisions of this paragraph shall be self-operative and no further instrument shall be necessary to effect the attornment and recognition so requested. Nevertheless, in confirmation of such attornment and recognition, Tenant shall promptly execute and acknowledge any instrument or certificate that such mortgagee or its nominee or designee may from time to time request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument(s) or certificate(s) for and on behalf of Tenant. Without limiting the generality of the foregoing, so long as any mortgage affecting the Premises shall remain unsatisfied of record, unless the mortgagee thereunder shall otherwise consent in an instrument executed in recordable form, the interest of Landlord in the Building and Tenant's leasehold estate created under this Lease shall not merge, but shall always be kept. separate and distinct, notwithstanding the union of such interests in Landlord or Tenant or any third party by purchase or otherwise.

        SIXTY-SECOND: Air-Conditioning. Supplementing Article Fiftieth (50th), the demised premises shall be served by water cooled air conditioning units as provided elsewhere in this Lease, and Tenant agrees to pay the sum of Two Hundred Forty Dollars ($240.00) per refrigeration ton per year on or before April Ist of each year for each calendar year during the term hereof in consideration of Landlord's operating its rooftop water recirculating plant. Tenant also agrees to have all of its air conditioning units serviced immediately prior to April 1st of each calendar year. If Tenant fails to properly maintain the air conditioning units by April 1st of each year, Landlord without limiting any of its other remedies may have said units serviced and repaired at Tenant's sole cost and expense. The Landlord shall have all the rights and remedies to enforce the payment of above said sums as it now has under this Lease, or otherwise, for the enforcement of the payment of rent for the use and occupancy of the Demised Premises herein. Landlord agrees that during the term hereof such water shall be available to Tenant twenty-four (24) hours per day, subject to stoppages for holidays, maintenance, repair and replacement, and for causes beyond the reasonable control of Landlord.

        SIXTY-THIRD: Annual Base Rental. The annual base rental shall be Six Hundred Sixty-nine Thousand Six Hundred Sixty-seven ($669,667.00) Dollars for the period from June 1, 1999 through May 31, 2000; Six Hundred Eighty-nine Thousand Seven Hundred Fifty-seven ($689,757.00) Dollars for the period from June 1, 2000 through May 31, 2001; Seven Hundred Ten Thousand Four Hundred Fifty ($710,450.00) Dollars for the period from June 1, 2001 through May 31, 2002; Seven Hundred Thirty-one Thousand Seven Hundred Sixty-three ($731,763.00) Dollars for the period from June 1, 2002 through May 31, 2003; Seven Hundred Fifty-three Thousand Seven Hundred Sixteen ($753,716.00) Dollars for the period from June 1, 2003 through May 31, 2004; Eight Hundred

Thirty-five Thousand Seven Hundred Seventy-nine ($835,779.00) Dollars for the period from June 1, 2004 through May 31, 2005; Eight Hundred Sixty Thousand Eight Hundred Fifty-two ($860,852.00) Dollars for the period from June 1, 2005 through May 31, 2006; Eight Hundred Eighty-six Thousand Six Hundred Seventy-seven ($886,677.00) Dollars for the period from June 1, 2006 through May 31, 2007; Nine Hundred Thirteen Thousand Two Hundred Seventy-eight ($913,278.00) Dollars for the period from June 1, 2007 through May 31, 2008; Nine Hundred Forty Thousand Six Hundred Seventy-six ($940,676.00) Dollars for the period from June 1, 2008 through May 31, 2009.

        SIXTY-FOURTH: Rent Concession. Provided and so long as during the term of this Lease Tenant shall not be in default beyond any applicable grace and/or cure period (which default gives rise to commencement of a summary or plenary proceeding), the annual base rental and escalations pursuant to paragraph Fifty-First payable hereunder shall be abated for the months of June 1, 1999 through November 30, 1999 (each of said monthly rent concessions sometimes referred to herein as "free rent"), subject to the provisions of paragraph Seventy-Fourth.

        SIXTY-FIFTH: Landlord at his sole cost and expense will complete the following work:

        - Demolish the 17th floor (the 18th floor having already been demolished to Tenant's satisfaction other than the removal of the interior demising studs which will be removed by June 1, 1999 ); as part of 17th floor demolition, demolish terrazzo floor and leave level surface;
        - Supply 2 twenty (20) ton water-cooled air conditioning units for each of the 17th and 18th floors (installation of said units and all ductwork and appurtenant systems to be at Tenant's expense). Landlord, at Landlord's option, may, in lieu of delivery of said units, give Tenant a credit in the sum of $50,000.00 to be applied towards the first rental due under this Lease, after the expiration of any free rent.
        -      Supply ACP-5 form; and
        -      fireproof any exposed structural steel.

        SIXTY-SIXTH: Assignment and Subletting.

        A. Tenant shall not assign this Lease or sublet any portion or portions of the Premises, or allow the same to be used or occupied by others without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion. Subject to the right of Landlord to terminate this Lease and recapture the Premises and other terms and conditions as hereinafter provided, Landlord shall not unreasonably withhold or delay its consent to Tenant's request to (i) sublease the entire Premises for the balance of the term then remaining, less the day of expiration; or one full floor thereof, for a term not less than two (2) years, or, if shorter, the balance of the term of the Lease (less the day of expiration); (ii) assign this Lease in connection with the sale of all of Tenant's business and assets, including all of its interest in and to this Lease in a bona fide transaction not intended to avoid the general prohibitions against assignment contained in this Lease.

        B. 1. In the event Tenant desires to sublet the entire Premises or one full floor thereof as aforesaid, or assign this Lease as aforesaid, and shall have listed the same with a reputable broker for not less than twenty (20) days, Tenant shall give notice thereof to Landlord, which notice shall be deemed an offer to Landlord as provided in B.3 below.

        B. 2. In any event, at any time Tenant enters into negotiation with a proposed subtenant which negotiation results in a prospective sublease or assignment in form and content acceptable to the parties, subject to Landlord's review and approval, Tenant shall send notice to Landlord of such proposed sublease or assignment, as the case may be, accompanied by (a) a conformed or photostatic copy of the proposed sublease or assignment, as the case may be (the effective or commencement date of which shall be not less than thirty (30) nor more than one hundred eighty (180) days after the giving of such notice), (b) a statement setting forth in reasonable detail the identity of the proposed subtenant or assignee, as the case may be, and its principals if said subtenant or assignee is a business entity), and (c) current financial information with respect to said proposed subtenant or subtenant, including, without limitation, its most recent financial report, balance sheet and accompanying profit and loss statement prepared by an independent certified public accountant and financial and character information concerning the principals of said proposed subtenant or assignee if the same is a corporation or other business entity.

        B. 3. Tenant's notice to Landlord as provided in paragraph B.1 above shall be deemed an offer from Tenant to Landlord whereby Landlord may, at its option, in the case of any such subletting, elect to: (1) terminate this Lease in the event such subletting is for the balance of the term then remaining or will end at any time within the last eighteen (18) months of the term of this Lease, or (ii) elect to sublease or have Landlord's designee sublease the demised premises from Tenant upon the terms and conditions hereinafter set forth, if the subletting would end prior to said eighteen (18) month period. In no event shall such rights apply to an assignment described in subparagraph A(ii) above. Said options may be exercised by Landlord by notice to Tenant at any time within twenty (20) days after such notice has been given by Tenant to Landlord, and during such twenty (20) day period Tenant shall not sublet such space to any person. If Landlord exercises its option to terminate this Lease, then this Lease shall end and expire on the later of the date which is sixty
(60) days after Landlord's notice to Tenant that Landlord is electing to terminate this Lease, or the date set forth in Tenant's notice to Landlord which gave rise to Landlord's right of termination, and the fixed rent and additional rent shall be paid and apportioned to such date. If Landlord exercises the option to sublet the demised premises, such sublease to Landlord or its designee (as subtenant) shall be at the rental rate of base rental and additional rent then payable pursuant to this Lease, and such sublease:

               (a) shall be upon the same terms and conditions as those contained in this Lease (or the proposed sublease, as the case may be), except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this Section;

               (b) shall give the sublessee the unqualified and restricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the demised premises or parts of the demised premises and to make any and all changes, alterations, and improvements to the demised premises, provided that Tenant shall have no liability for the acts or omissions of such sublessee;

               (c) Such sublease shall not commence or otherwise take effect unless and until Tenant, at Tenant's sole cost and expense, shall cause the subleased premises to be separately demised from the balance of the demised premises in accordance with plans approved by Landlord, such approval not to be unreasonably withheld or delayed, which plans shall include, without limitation, the creation of a separate entrance thereto and the separation and furnishing of electric and other utilities and air-conditioning to be provided to the subleased premises, and compliance with all laws and requirements of any public authorities relating to such separation and subletting;

Such sublease shall also provide that (1) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties, (ii) any subletting by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord, in Landlord's uncontrolled discretion, shall deem suitable or appropriate and (iii) that at the expiration of the term of such sublease, Tenant will accept the demised premises in its then existing condition, subject to making such repairs thereto as may be necessary to preserve the premises demised by such sublease in good order and condition. If Landlord exercises its option to sublet the demised premises, Landlord or its designee shall, however, indemnify and save Tenant harmless from all obligations under this Lease as to the demised premises during the period of time it is so sublet, it being agreed that Tenant shall have no liability for the acts or omissions of such sublessee, and Tenant shall have no obligation, at the expiration or earlier termination of the term of this Lease, to remove any alteration, installation or improvement made in the demised premises by Landlord or any designee thereof, except the removal of such alterations, installation or improvements, as would have been made by Tenant's proposed subtenant.

        C. In the event Landlord does not exercise its option to terminate this Lease or leaseback the demised premises pursuant to subparagraph B above, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to a proposed sublease or an assignment of this Lease in connection with the sale of all of Tenant's business and assets as aforesaid, including its interest in this Lease, shall not be unreasonably withheld or delayed upon condition that:

           (i) Tenant shall have complied with the provisions of subparagraph B above;

           (ii) the proposed sublessee or assignee, as the case may be (and its principals, if said sublessee is a corporation or other business entity) is a reputable party of reasonable financial worth with respect to the responsibilities and obligations of the tenant under this Lease (without regard to Tenant's financial condition on the date of this Lease or the date of such proposed subletting or assignment), and has furnished to Landlord financial information and evidence of its experience in the ownership and operation of a business of the type permitted hereunder reasonably satisfactory to Landlord;

           (iii) at the time of such proposed subletting and assignment, Tenant is not then (i) in monetary breach or monetary default of this Lease, or (ii) in non-monetary default of this Lease (unless with respect to such non-monetary default only there remains a period for Tenant to cure the same);

           (iv) said subtenant or assignee shall occupy the Premises and conduct its business in accordance with the use permitted under this Lease and no other use, and, in Landlord's reasonable opinion, the apparel to be sold by the proposed subtenant shall be in keeping with the then standards for tenancies at the building and Landlord's desired tenant mix, it being agreed that a firm which offers goods which, in Landlord's reasonable opinion, are unfairly similar to goods offered by another tenant at the building may be deemed violative of Landlord's desired tenant mix. In connection with the issue of tenant-mix, Tenant shall supply to Landlord, the stores in which such proposed sublessee or assignee sells its goods, the manufacturers with whom it is grouped for sale in such stores, and its general wholesale and retail pricing;

           (v) In the case of subletting (as opposed to assignment in connection with the sale of Tenant's business), Tenant shall demonstrate to Landlord's reasonable satisfaction that Tenant's request to sublet the demised premises is founded upon a material change in Tenant's financial position; and Tenant has not, and is not intending, to relocate a portion of its business to other space in the Borough of Manhattan (except if Tenant requires significant additional space and Landlord is unable or unwilling to make comparable space available at 530 or 550 Seventh Avenue at then market rates therefor, for a term that would be approximately the same as the term applicable to the other premises which Tenant intends to lease;

           (vi) Tenant shall pay to Landlord, as additional rent, an amount equal to fifty (50%) percent of any rents, additional charges or other considerations received by Tenant by the subtenant or assignee which, after deducting any reasonable attorneys' fees, reasonable brokerage commission and advertising fees paid by Tenant in connection with such sublease or assignment, and any rent concession given to said sublessee, are in excess of the fixed rent and additional rent payable during the balance of the term of this Lease, if an assignment, or the balance of the term of the sublease, as the case may be. Tenant and such sublessee or assignee shall each certify the amount of said rental, charges and rent concessions, if any, in form reasonably satisfactory to Landlord. The sums payable under this subdivision (vi) be paid by Tenant to Landlord as and when received by Tenant;

           (vii) (a) in the case of any subletting, prior to occupancy, Tenant and its subtenant shall execute, acknowledge and deliver to Landlord, on form reasonably acceptable to Landlord, a fully executed counterpart of a written sublease, by the terms of which the sublease in all respects will be subject and subordinate to all of the terms, covenants and conditions of this Lease and the subtenant thereunder will agree to be bound by and to perform all of the terms, covenants and conditions of this Lease on the Tenant's part to be performed, except the payment of rents, charges and other sums reserved hereunder, which Tenant shall continue to be obligated to pay and shall pay to Landlord; and (b) in the case of any assignment, assignee shall be a corporation or other business entity organized under the laws of any State of the United States, and shall expressly and unconditionally assume by written agreement in form reasonably acceptable to Landlord to perform all of the obligations of the Tenant hereunder to the same extent as if said assignee had originally executed and delivered this Lease;

           (viii) notwithstanding such subletting and/or assignment, Tenant will acknowledge in writing, in form reasonably acceptable to Landlord, that, notwithstanding such sublease and/or assignment and the consent of Landlord thereto, Tenant will not be released or discharged from any liability whatsoever under this Lease and will continue to be liable with the same force and effect as though no sublease or assignment had been made;

           (ix) Tenant shall reimburse Landlord for reasonable counsel fees and other reasonable out-of-pocket expenses which Landlord may incur in connection with said subletting or assignment, including the reasonable cost of investigations as to the acceptability of the proposed subtenant or assignee, and attorneys' fees paid in connection with Landlord's attorneys' review and/or preparation of the form of each instrument or agreement concerning such transaction;

           (x) with respect to any such proposed subtenant, the same is not in any manner an Affiliate of any other tenant or prospective tenant of the buildings known as 530 and/or 550 Seventh Avenue (meaning, with respect to such prospective tenant, such prospective tenant or Affiliate thereof shall not have been engaged in lease negotiations with Landlord within four (4) months of the date Tenant enters into negotiations with same); and

           (xi) Tenant shall not have advertised or publicized in any way the availability of the Premises without prior notice to and approval by Landlord, it being agreed, however, that Landlord will not unreasonably withhold its consent to the listing of the Premises for subletting with a reputable broker selected by Tenant.

        D. Notwithstanding the provisions of Article Third, Tenant may enter into the following stock transactions, provided the same are not for the purpose of avoiding the general prohibitions set forth in printed portion of this Lease:
(i) the regular transfer or issuance of listed shares of Tenant on the New York, American or NASDAQ stock exchanges (each a "Recognized Exchange"); and/or (11) upon at least ten (10) business days prior written notice to Landlord, the transfer of shares of Tenant in connection with an acquisition of the shares of Tenant and all of Tenant's assets by a company regularly traded on a Recognized Exchange or in connection with a merger or consolidation of Tenant with any such company traded on a Recognized Exchange, or the sale or merger of all or substantially all of the assets of Tenant, including this Lease, to a "Successor Corporation" (as defined below), provided (a) the combined tangible net worth of Tenant and such acquiring or resulting entity or Successor Corporation shall be not less than the greater of the tangible net worth of Tenant existing on the date hereof or immediately prior to such transaction, computed in accordance with generally accepted accounting principles and evidence thereof reasonably satisfactory to Landlord is furnished prior to said transaction; (b) said acquiring or resulting entity or Successor Corporation is a corporation organized under the laws of any State of the United States; and (c) said acquiring or resulting entity or Successor Corporation shall expressly and unconditionally assume by written agreement in form reasonably acceptable to Landlord to perform all of the obligations of the Tenant hereunder to the same extent as if such acquiring or resulting entity or Successor Corporation had originally executed and delivered this Lease.

        E. Further notwithstanding anything to the contrary contained hereinabove or elsewhere in this Lease, Tenant may, upon not less than ten (10) business days prior notice, and otherwise in compliance with the terms and conditions generally applicable to sublettings, permit up to seventy-five (75%) percent of the Premises to be utilized by an Affiliate, so long as the same remains an Affiliate and so long as the use of the subleased premises shall be in strict accordance with the permitted use under this Lease. Landlord's right to recapture the Premises and/or to share in any excess rentals shall be inapplicable to said Affiliate sublettings. "Affiliate" as used herein shall mean any corporation, partnership or other business entity is controlled by Tenant or the existing shareholders of Tenant, and the term "control" as used with respect to any corporation, partnership or other business entity shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, on a daily basis, through the ownership of voting securities. As used in subdivision
D. above, "Successor corporation" shall mean (i) a corporation into which or with which Tenant, its corporate or other successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations or other business entities, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporation, including this Lease, are expressly assumed in writing by the corporation surviving such merger or consolidation, or (ii) a corporation acquiring this Lease and the term hereby demised, the good will and all or substantially all of the other property and assets of Tenant, its corporate successors or assigns, or (iii) any corporate successor to a Successor Corporation becoming such by either of the methods described above in clauses (i) and (ii). The acquisition by Tenant, its corporate successors or assigns, of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation, including this Lease as aforesaid, shall be deemed to be a merger of such corporation into Tenant for purpose of this provision. A Successor Corporation shall, pursuant to this paragraph, have all of the rights and obligations of Tenant hereunder.

        F. In the event Landlord refuses to grant its consent to any proposed subletting or assignment, and Tenant believes that Landlord has unreasonably withheld its consent thereto or to a permitted assignment, Tenant's sole remedy shall be to give notice (an "Arbitration Notice") to Landlord, within ten (10) days after receipt of notice of Landlord's refusal, which notice shall set forth Tenant's desire to have the issue of the reasonableness of Landlord's refusal arbitrated in accordance with the following provisions:

        1. Each Arbitration Notice sent by Tenant shall notify Landlord of Tenant's desire to arbitrate as aforesaid, and shall state therein the name and address of an impartial arbitrator (hereinafter defined) to act as arbitrator hereunder. Within ten (10) days after the receipt of such notice, Landlord shall give notice to Tenant stating the name and address of an impartial arbitrator to act as arbitrator hereunder. If within ten (10) days following the appointment of the latter of said arbitrators, said two (2) arbitrators shall be unable to agree in respect of said matter, the said arbitrators shall appoint by instrument in writing, as third arbitrator, an impartial arbitrator, who shall proceed with the two (2) arbitrators first appointed to determine the matter. The written decision of any two (2) of the arbitrators so appointed shall be binding and conclusive upon the parties hereto. If after the appointment of an arbitrator the other party shall fall within the above-specified period of ten
(10) days to appoint an arbitrator, such appointment of an arbitrator as arbitrator may be made in the manner hereinafter provided for the appointment of a third arbitrator in the case where the two arbitrators chosen hereunder are unable to agree upon such appointment. If the two (2) arbitrators aforesaid shall be unable to agree within ten (10) days following the appointment of the latter of said arbitrators upon both the matter in dispute and an arbitrator to serve as the third arbitrator, then either party may apply to the American Arbitration Association or any successor organization (or if such organizations shall refuse to act, to a court of competent jurisdiction in the State of New
York) for the designation of such arbitrator. If any arbitrator, appointed as aforesaid by either of the parties or by said organization (or court) or by the other two (2) arbitrators so appointed shall die, be disqualified or incapacitated or shall (for reasons beyond his/her control) fail to act before such matter shall have been determined, a substitute arbitrator shall promptly be appointed by the person or persons who appointed the arbitrator who shall have died, become disqualified or incapacitated or who shall have failed to act as aforesaid, and if a substitute arbitrator is not so named within ten (10) days after such death, disqualification, incapacity or failure to act, such substitute arbitrator shall be appointed in the matter aforesaid by application to the American Arbitration Association.

        2. Landlord shall pay the fees of the arbitrator appointed by Landlord, and Tenant shall pay the fees of the arbitrator appointed by Tenant. The fees of the third arbitrator (if any) shall be borne equally by the parties.

        3. Landlord and Tenant shall each have the right to appear and be represented by counsel before said arbitrators and to submit such data and memoranda in support of their respective positions in the matter in dispute as may be reasonably necessary or appropriate in the circumstances, it being agreed that if a dispute as to whether such data or memoranda is reasonable arises, a majority of the arbitrators are hereby authorized to resolve same.

        4. The arbitrators shall be instructed to render a decision within sixty
(60) days of their appointment and the decision of the arbitrators shall be binding upon the parties and judgment may be entered thereon in any court of competent jurisdiction. In rendering their decision, the arbitrators shall have no power to modify any of the provisions of this Lease, and the jurisdiction of arbitrators is limited accordingly, it being specifically understood that the scope of said arbitration shall be solely to consider whether Landlord's refusal to consent to such proposed assignment or subletting, as the case may be, was reasonable as aforesaid, and the only relief to which Tenant may be entitled is a finding that such consent was unreasonably withheld and that Tenant's request is deemed approved, subject to compliance with the other terms and conditions of this Lease applicable to such assignment and subletting. In rendering their decision, the arbitrators shall not add to, subtract from or otherwise modify the provisions of the Lease, and shall not be entitled to consider any other disputes between the parties. In no event shall Landlord be liable to Tenant for any claim for money damages (whether actual, consequential, punitive or otherwise), or for costs or attorney's fees, nor shall Tenant claim any money damages by way of set-off, counter-claim or defense.

        5. The term "arbitrator" shall mean a person who shall have at least ten
(10) years continuous experience in the business of leasing, operating and/or managing commercial office buildings in the Borough of Manhattan.

        SIXTY-SEVENTH: Access to Building. Tenant shall have access to the building and Landlord shall provide at least one elevator for passenger service on a non-exclusive basis during non-business hours, so that Tenant may have access to the demised premises 24 hours per day, 7 days-a-week. Tenant acknowledges, however, that the foregoing, shall be subject to the rules and regulations as may now or hereafter be in effect (including, without limitation payment of any off- 1hours charges which may hereafter be customarily imposed by Landlord in connection with the furnishing of any such services during non-business hours), and subject to the other terms and conditions of this Lease, including, without limitation, the provisions of this Lease regarding interruptions or delays in services which shall likewise apply to such non-business hours access, elevator and other services, if any. Tenant further acknowledges that the doors to the building may be locked by Landlord during non-business hours and that access may require, prior notice and/or ringing of a doorbell and/or presentation of a pass issued by Landlord.

        SIXTY-EIGHTH: ALTERATIONS.

        A. Landlord agrees not to unreasonably withhold or delay its consent to Tenant's initial alterations to the demised premises, provided the same would not involve or affect structural portions of the building or adversely affect any building systems or services. Landlord shall respond to Tenant's submittals of its plans and specifications within ten (10) business days from the date Tenant has furnished all of the supporting plans and specifications, and other information and documentation, if any, reasonably required to be furnished in connection therewith, subject, however, to the requirement, if any, for approval or review by the holder(s) of any mortgage now or hereafter affecting the demised premises. If Landlord denies approval it shall, to the extent reasonably possible, list its objections. If Landlord does not respond within ten (10) business days as aforesaid, Landlord shall be deemed to have consented to the requests made in such notice to Landlord, provided that along with any such request for consent the following specific language in bold capital letters appears on the face page of Tenant's request notice: "WE HEREBY REQUEST YOUR APPROVAL FOR THE PROPOSED ALTERATIONS DESCRIBED HEREIN. IN THE EVENT YOU DO NOT RESPOND TO THIS REQUEST WITHIN TEN (10) BUSINESS DAYS FROM YOUR RECEIPT OF THIS REQUEST, YOU WILL BE DEEMED TO HAVE CONSENTED." Tenant acknowledges that a material inducement to Landlord for entering into this Lease is Tenant's lien free completion of its initial alterations as per the approved plans and specification, and, in the event of Tenant's failure to complete same, as a part of Landlord's remedies under this Lease for such default, Tenant shall be liable for damages equal to the cost of completing same.

        B. Landlord agrees that at the time it gives notice of its approval of any alterations to be undertaken by Tenant, it will advise Tenant as to whether it shall require the same to be removed upon termination of this Lease, provided that at the time of Tenant's submittal of its request for such approval it shall indicate in bold capital letters within and as a part of said request, the following: "WE HEREBY REQUEST YOUR APPROVAL FOR CERTAIN ALTERATIONS AS DESCRIBED HEREIN AND IN THE PLANS AND SPECIFICATIONS ANNEXED HERETO; PLEASE ADVISE US AT THIS TIME AS TO WHETHER YOU WILL REQUIRE THAT ANY OF SAID ALTERATIONS BE REMOVED AND THE PREMISES RESTORED TO THE CONDITION EXISTING PRIOR TO SAID PROPOSED ALTERATION AT THE EXPIRATION OR SOONER TERMINATION OF THE LEASE. FAILURE TO NOTIFY TENANT AS TO ANY ALTERATION WHICH MUST BE REMOVED WILL CONSTITUTE LANDLORD'S AGREEMENT THAT SUCH ALTERATION MAY REMAIN UPON EXPIRATION OF THE LEASE"; in the event Landlord does not detail in its response to Tenant's request for approval the items, if any, that it requires be removed and Tenant has properly made such request as detailed above, then Tenant shall not be required to remove any of said alterations at the expiration of this Lease unless detailed in Landlord's approval letter). Notwithstanding anything to the contrary contained elsewhere herein, (i) Tenant shall not be required to, and shall surrender at the end of the term, its initial alterations and improvements to the demised premises and (ii) Tenant shall not, in any event, remove from the demised premises any heating, electrical, plumbing and air-conditioning fixture and equipment, or any lighting fixtures, including, without limitation, any ceiling or wall track lighting and track lighting heads.

        SIXTY NINTH: Miscellaneous.

        A. Consents. In no event shall Tenant be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or delayed its consent or approval to any request of Tenant in such instances, if any, where Landlord is expressly required hereunder, or under law, not to unreasonably withhold or delay such consent. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment. With respect to proposed assignment and sublettings, Tenant agrees that any dispute with respect to Landlord's withholding of consent thereto shall be determined by arbitration in accordance with Article Seventieth.

        B. Replenishment of Security Deposit. If the security deposited under this Lease is applied by Landlord on account of any default by Tenant under this Lease, Tenant, within ten (10) days after demand by Landlord, shall deliver to Landlord such cash amount (or such additional letter of credit, as the case may be) as is necessary to restore the security to the full amount then required under this Lease.

        C. Mortgagee Approval; Request for Non-Disturbance. Tenant acknowledges that this Lease is subject to the prior approval of Landlord's mortgagee. Promptly upon execution and delivery of this Lease by Tenant, Landlord shall make request for such mortgagee's approval. If such approval shall not have been received within fifteen (15) business days of the date of such execution and delivery of this Lease, Landlord or Tenant shall have the right to terminate this Lease upon five
(5) days notice to the other, whereupon this Lease shall be deemed of no force and effect and the parties shall have no further liability to one another, unless such approval is received within said five (5) day period, in which event this Lease shall continue in full force and effect. As a part of such request for approval, Landlord shall request of such mortgagee a nondisturbance agreement in favor of Tenant and in form and substance customarily given by such mortgagee. Nothing herein shall be deemed to require Landlord to make any expenditure or incur any liability or obligation in connection with such request or with respect to any such approval, and this Lease shall be unaffected by the failure to obtain such agreement.

        D. Freight Elevator. With respect to Tenant initial alterations and move-in, Tenant shall have the right, subject to reasonable scheduling procedures established by Landlord and the general needs of building occupants, to make non-exclusive use of the freight elevator during the building's regular business hours for no charge.

        SEVENTIETH: Additional Space.

        A. Provided that this Lease is then in full force and effect. Tenant is not then (i) in monetary breach or monetary default of this Lease, or (ii) in non-monetary default of this Lease (unless with respect to such non-monetary default only there remains a period for Tenant to cure the same), and there remains not less than four (4) years on the balance of the term of this Lease (provided, however, said four (4) year requirement shall be reduced by the period of delay, if any, in Landlord's delivery of possession of the Additional Premises beyond the end of the sixth year of the term of this Lease), Landlord agrees that:

           (i) On the first occasion that vacant space becomes available on the l9th floor which is not desired by any of the other tenants then occupying the l9th Floor (or any Affiliate thereof, as defined in Article Sixty-Sixth), Landlord shall offer to lease the same, or portion thereof which is not otherwise taken by said 19th floor tenant or Affiliate (the " 19th Floor Premises") to Tenant; and

           (ii) If Tenant gives notice to Landlord on or before February 1, 2003 (time being of the essence with respect thereto) that Tenant desires to lease additional space in the Building, then, between the date of Tenant's notice and the end of the sixth year of the term of this Lease, Landlord shall offer to Tenant space in the Building containing between 4,000 and 6,000 rentable square feet (the "Additional Premises"), and, subject to Tenant's acceptance of the "Offer Terms" (as defined below) in strict compliance with the provisions hereof, Landlord shall deliver the Additional Premises to Tenant not later than the end of the sixth year of the term of this Lease.

        B. Tenant's right to receive an offer from Landlord (the "Offer Right") with respect to the 19th Floor Premises and Additional Premises shall be exercisable in accordance with and on the terms and conditions set forth below:

        1. Prior to entering into an unconditional lease for the 19th Floor Premises or Additional Premises, Landlord shall send written notice (hereinafter referred to as the "Offer Notice") to Tenant setting forth the terms (hereinafter referred to as the "Offer Terms"), including any work allowance and/or rent credit, upon which Landlord is willing to lease said Premises. If Tenant shall desire to accept the Offer Terms, Tenant shall send Landlord written notice thereof (hereinafter referred to as an "Acceptance Notice") by hand delivery and by Federal Express overnight courier, and delivered against written receipt, on or before the fifteenth (15th) day next succeeding the day upon which Landlord shall have sent the Offer Notice to Tenant, time being of the essence with respect to delivery of each of said notices by said fifteenth
(15th) day.

        2. If Tenant shall fail to send an Acceptance Notice within the time and in the manner set forth in paragraph B.1 above, or Tenant shall amend, modify or supplement any of the terms set forth in Landlord's Offer Notice, the Offer Right shall be deemed waived, and shall thereupon cease and terminate and Tenant shall thereafter have no further option to lease the 19th Floor Premises or Additional Premises, as the case may be, and Landlord shall be free to proceed with the leasing of same to any third party on rental terms which represent payment to Landlord of not less than ninety (90%) percent of the amounts set forth in the Offer Notice. If, following Landlord's notice to Tenant, and prior to entering into any lease, the terms of any third party offer are revised to terms which represent payment of less than said ninety (90%) percent, then prior to leasing, said subject Premises upon such terms, Landlord shall send Tenant written notice thereof setting forth all of the terms and conditions of said revised offer (hereinafter referred to as "Landlord's Revised Notice"). Tenant shall then have the option to lease said subject upon the terms set forth in the Landlord's Revised Notice, which option shall be exercised by written notice to that effect (herein also referred to as an "Acceptance Notice") given to the Landlord within ten (10 days after delivery of Landlord's Revised Notice to Tenant, time again being of the essence with respect to delivery of such notice by said fifteenth (15th) day. If Tenant shall fail to exercise its option to lease said Premises upon the terms set forth in Landlord's Revised Notice, then Landlord shall be free to proceed with the leasing of said subject Premises, and Tenant shall thereafter have no further option to lease said subject Premises (i.e., the 19th Floor Premises or Additional Premises, as the case may be), except Landlord, during the period ending at the expiration of the year of the sixth year of the term of this Lease, shall be required to continue to re-offer the Additional Premises to Tenant if Landlord does not meet the ninety (90%) percent test set forth above.

        3. If Tenant shall send an Acceptance Notice to Landlord in the time and manner referred to above, the parties hereto shall promptly enter into a new lease or an amendment of this Lease for the subject Premises containing all of the terms, covenants and conditions provided in this lease except for any terms specifically applicable to the Demised Premises (hereinafter referred to as the "New Lease") and except that:

                (a) unless the Offer Terms provide to the contrary, Tenant shall take possession of the subject Premises in its "as-is" condition, and Landlord shall not be obligated to furnish any labor, materials or services to prepare the same for the Tenant's occupancy nor make any contribution in lieu thereof;

                (b) unless the Offer Terms provide to the contrary, any terms, covenants, or conditions hereof that are expressly or by their nature inapplicable to the subject Premises, including, without limitation, any Landlord work or work allowance, any free rent, and this Article Seventieth, shall be deleted from the New Lease; and

                (c) the term of the New Lease shall expire upon the day (hereinafter referred to as the "New Lease Expiration Date") the term of this Lease shall cease or expire, and the term shall commence on the date set forth in the offer notice, but in no event less sixty (60) days after the date of the Acceptance Notice; and

                (d) (i) the New Lease shall contain a provision stating that a default by Tenant in the performance or observance of any obligations on Tenant's part to be performed or observed under this lease shall be deemed to be a default under the New Lease and (ii) this lease shall be modified to provide that a default by Tenant in the performance or observance of any obligations on Tenant's part to be performed or observed under the New Lease shall be deemed to be a default under this lease.

        SEVENTY-FIRST: Certificate of Occupancy; Violations. Landlord represents that a true and complete copy of the certificate of occupancy for the Building is annexed hereto as Exhibit A. In the event that any violation noted of record and affecting the Building and/or the Demised Premises prevents the commencement or completion of Tenant's initial alterations and preparation of the Demised Premises ("Tenant's Work"), the sole liability of Landlord (and sole remedy of Tenant) with respect thereto shall be for Landlord to utilize all reasonable efforts to promptly and diligently effectuate the cure of such violation(s) (without obligation to incur any overtime labor or similar special charges) and the free rent period, if any, set forth in this Lease, shall be extended by one
(1) day for each day of such delay, provided, however, that no such extension shall apply to any violation which would necessarily be remedied by the completion of Tenant's Work without additional material cost, and provided further, however, that Tenant shall have notified Landlord in writing, by hand delivery and Federal Express overnight delivery (against receipt) as soon as reasonably possible after Tenant's discovery of such violation or determination that it affects Tenant's Work, including in such notice the nature of such violation and the manner in which it is affecting Tenant's work, and shall have cooperated with Landlord's reasonable requests to remedy same or the impact thereof upon Tenant's Work. Such notice shall contain the following specific language in bold capital letters on the face of the notice page: "TAKE NOTICE THAT BY REASON OF THE VIOLATION DESCRIBED BELOW, TENANT'S WORK IS BEING DELAYED AND UNLESS ACTION IS TAKEN IMMEDIATELY, TENANT WILL CONTEND THAT THE FREE RENT PERIOD IS TO BE EXTENDED BY ONE (1) DAY FOR EACH DAY OF SUCH DELAY."

        SEVENTY-SECOND: Contractors. Landlord hereby agrees not to unreasonably withhold or delay its consent to Tenant's selection of its architect and contractors, provided that Tenant shall be obligated to utilize contractor's approved by Landlord, in Landlord's sole discretion, with respect to sprinkler and Class E work.

        SEVENTY-THIRD: Supplemental Premises; Increase in Base Rental and Increase in Tenant's Share. From and after the date (the "Supplemental Premises Commencement Date") on which Landlord shall give notice to Tenant that "Landlord's Supplemental Premises Work" (as defined below) has been completed, the demised premises shall include the portion of the 17th and 18th floors shown cross-hatched on the floor plans annexed hereto. The annual base rental with respect to the Supplemental Premises shall be $63,210.36 for the period from the Supplemental Premises Commencement Date to and including May 31, 2004, and $68,822.00 for the period from June 1, 2004 to and including May 31, 2009. Said rental shall be payable, in advance, in equal monthly installments, on the first day of each month, together with the base rental for the balance of the demised premises. In addition, from and after the Supplemental Premises Commencement Date, Tenant's share as set forth in Article Fifty-First and elsewhere in this Lease shall be increase from 6.485% to 7.097%. Provided and so long as during the term of this Lease Tenant shall not be in default beyond any applicable grace and/or cure period (which default gives rise to cornmencement of a summary or plenary proceeding), the annual base rental and escalations payable hereunder shall be abated for a period of six (6) months from the Supplemental Premises Commencement Date. "Landlord's Supplemental Premises Work" shall mean (i) demolition of the interior walls of the Supplemental Premises, (ii) the lamination of the exterior walls, (iii) re-slabbing of the floors; and (iv) the installation of sprinklers in the Supplemental Premises based upon said area being open, it being agreed that any sprinkler modifications necessary by reason of Tenant's alterations and improvements to the Supplemental Premises shall be at Tenant's sole expense.

SEVENTY-FOURTH: Delay in Delivery of Possession and Effect on Free Rent. Tenant acknowledges that the 17th floor portion of the demised premises is presently occupied, and Landlord agrees to take all reasonable steps, including the commencement of summary proceedings if said Tenant, does not vacate the 17th floor on or before July 16, 1999. The free rent period shall be deemed to have commenced with respect to the 18th floor premises as of June 1, 1999, since the same are vacant and Landlord's Work with respect thereto has been completed, provided, however, that if the 17th floor premises are not delivered on or before July 16, 1999, the free rent period for the 18th floor premises shall be tolled until the 17th floor portion of the demised premises are delivered. For purposes of this paragraph, the aggregate free rent and base and additional rental shall be deemed equally divided between the 17th and 18th floors. The free rent with respect to the 17th floor portion of the demised premises shall commence as of the delivery of possession thereof. By way of example, if the 17th floor premises were delivered on July 16, 1999, Tenant would have four and one-half months of free rent remaining with respect to the 18th floor premises and six months of free rent with respect to the 17th floor.

SEVENTY-FIFTH: Outside Date for Delivery of Possession. Notwithstanding anything to the contrary contained elsewhere in this Lease, in the event that possession of the entire demised premises shall not be delivered to Tenant on or before November 1, 1999, Tenant, as its sole remedy, may elect to terminate this Lease upon ten (10) days notice to Landlord, provided such notice is given on or before November 15, 1999, failing which Tenant shall be deemed to have consented to an extension of the aforesaid delivery date until December 31, 1999, at which point, if Tenant shall fail to give notice to terminate on or before January 15, 2000, Tenant shall be deemed to have consented to a further adjournment of the possession delivery date until February 28, 2000, after which either party may terminate this Lease upon ten (10) days prior notice to the other, and provided such possession shall not be delivered within said ten (10) day period, this Lease shall be deemed terminated and of no force and effect, and upon delivery to Tenant of any amounts paid hereunder, the parties shall have no further liability to one another.

                            INSERTS TO LEASE BETWEEN
                      ADLER REALTY COMPANY 530, AS LANDLORD
                                       AND
                         BERNARD CHAUS, INC., AS TENANT

2.1     reasonable

2.2 Landlord agrees that it shall be responsible for the repair of the structural and public portions of the building. including the building elevators, and for the repair of the common portions of the building's electric, plumbing and heating systems to the exterior of the Premises (or to the point they connect to any utility closet or meter serving Premises if the same are located outside the Premises, and in no event any branches thereof that exclusively serve the demised premises), provided further, however, that in each instance Tenant shall be liable to Landlord for the cost of any such repairs required by reason of the negligence or willful acts of Tenant, its employees, agents, contractors or invitees.

3.1     Except as may otherwise be expressly provided herein,

4.1     or inaccessible

4.2     promptly

4.3 Notwithstanding anything to the contrary contained hereinabove, if the demised premises shall be substantially damaged and rendered wholly untenantable or inaccessible in the last year of the term of this Lease, or in the event the demised premises or the building are substantially damaged by fire or other casualty at any time during the term of this lease and the Demised Premises cannot be restored within nine (9) months after receipt of Landlord's insurance proceeds, as reasonably estimated by Landlord's architect or contractor, then and in any of such events, Tenant shall have the right to terminate this lease upon written notice to Landlord no later than thirty (30) days after the event giving rise to such termination right, specifying a date not less than ten (10) days therefrom for the expiration of the lease. In the event of such termination, the rent and additional rent due under this lease shall be due up to the date of such casualty and shall be abated for the period from the date of such casualty to the date of termination. Notwithstanding anything to the contrary contained elsewhere in this Lease, Landlord shall not exercise its right to terminate this Lease in the event of a casualty unless it is terminating at least 25% of the other leases above the ground floor affected by such casualty or terminating all of the leases covering the ground floor and second floor.

4.4 In such instances where Landlord is required to restore the demised premises, Landlord shall be required to restore the same to the condition existing as of the date of delivery of the demised premises to Tenant, it being agreed that Tenant shall be responsible for restoration of all other leasehold improvements made by Tenant upon and following the commencement of the Lease.

6.1     , or as otherwise permitted herein,

6.2     twenty (20)

6.3     for a period in excess of ninety (90) days,

6.4 and such monetary default is not remedied within ten (10) days after notice from Landlord (provided, however, that no such notice shall be required in the event of a deemed material default for repeated late payment as provided in the immediately preceding paragraph)

6.5     without force

6.6     reasonably

6.7     reasonable

7.1 , after the expiration of any grace and/or cured period with respect to such default (except in event of emergency)

7.2     twenty (20)

14.1 (after the expiration of any grace and/or cured period with respect to such default)

15.1 Notwithstanding anything to the contrary contained hereinabove or elsewhere in this Lease, Landlord agrees that in connection with all of Landlord's rules and regulations now or hereafter promulgated, under this paragraph Fifteenth or otherwise, to the extent that same are enforced by Landlord the same shall not be selectively enforced against Tenant. In addition, said rules and regulations shall not be promulgated in a manner designed to selectively discriminate against Tenant or its operations.

16.1 Whenever Landlord permits another party to enter the demised premises in connection with such work, Landlord agrees, except in the event of emergency, to give Tenant prior notice of such entry, and, to the extent Landlord can enforce the same, Landlord shall require that such party utilize reasonable efforts (not including the use of overtime labor or other special charges), to minimize disruption of Tenant's business operations.

18.1 Whenever Landlord enters the demised premises in connection with alterations, improvements, repairs or otherwise, Landlord agrees, except in the event of emergency, to give Tenant prior notice of such entry, and, to the extent practicable Landlord shall utilize reasonable efforts (not including the use of overtime labor or other special charges), to minimize disruption of Tenant's business operations.

18.2    common or shared (with Landlord or other occupants of the building)

19.1     Except as may otherwise be provided elsewhere in this Lease,

19.2    , reasonable wear and tear excepted,

21.1    reasonable

24.1 Subject to Landlord's review and approval of the unit, systems and installation plans and specifications therefor, which approval shall not be unreasonably withheld or delayed, Tenant shall be permitted to install 2 twenty (20) ton water-cooled air-conditioning units on each of the floors comprising the demised premises. Tenant acknowledges that throughout the term of the Lease, Tenant, at Tenant's sole cost and expense, shall be responsible for the maintenance, repair and replacement of said units and system so as to maintain the same in good working order.

27.1 Notwithstanding anything to the contrary contained hereinabove, Landlord agrees that it shall not unreasonably withhold or delay its consent to Tenant's placement of signs in the same areas, and of similar size and type, as are maintained by the majority of other showroom tenants in the building. Supplementing the foregoing, Tenant shall be entitled to 6 listings in the lobby directory, 4 listings on the wall of the elevator cab, and 17th and 18th floor plates over the elevator door, on which Tenant may list Bernard Chaus and 2 or 3 other listings as may reasonably fit thereon.

28.1 Subject to reasonable rules and regulations now or hereafter promulgated by Landlord and to reasonable availability of space as and when requested (including consideration of future needs of Landlord and other tenants of the building), Landlord agrees to provide Tenant with reasonable access to existing shaftways in locations reasonably determined by Landlord for the purpose of data and other communications wiring or cabling.

30.1 shall be measured by submeters serving the demised premises (5 submeters on the 17th floor and 3 submeters on the 18th floor), provided that the amount charged to Tenant for such electricity shall be the same as if all of Tenant's consumption were measured by one submeter.

30.2    twenty (20)

30.3    shall

30.4 Notwithstanding anything to the contrary contained hereinabove, Landlord shall not change from the present electric submetering method except in connection with a plan to do so with respect to a majority of the other showroom tenants in the building.

33.1 after twenty (20) days notice to Tenant (except in event of emergency) and Tenant's failure to remedy same within such period.

34.1    See Article Seventy-Fifth.


35.1    ten (10)

35.1    reasonably

36.1    reasonably

37.1    promptly

37.2 A. Simultaneous with the execution of this Lease, Tenant has deposited with Landlord, by cash or by letter of credit pursuant to subparagraph B below, the sum of $167,416.71 (the "Security Deposit") as security for the faithful performance and observance by Tenant of the terms provisions, covenants and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, the payment of annual rental or any additional rent, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment thereof or any other sum as to which Tenant is in default, including any damages or expenses incurred by Landlord arising from any other default under this Lease. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant within thirty (30) days after the expiration date of this Lease and delivery of entire possession of the Demised Premises to Landlord in the condition required by this Lease. In the event of a sale of the Demised Premises or the Property, Landlord shall have the right to transfer the Security Deposit to the vendee or lessee and, upon the acceptance of and assumption of liability with respect to such security by such vendee or lessee, Landlord shall be released by Tenant from all liabilities for the return thereof Tenant covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit. In the event Landlord applies or retains any portion or all of the security deposited, Tenant shall, within ten (10) days after demand, restore the amount so applied or retained.

        B. In lieu of a cash security deposit, Tenant may deliver a letter of credit in the amount of $167,416.71, as security for its faithful performance and observance by Tenant of the terms, provisions, covenants and conditions of this Lease. Only a clean irrevocable and unconditional letter of credit issued by and drawn upon a domestic commercial bank under the supervision of the Superintendent of Banks of the State of New York which is a member of the New York Cleaning House Association with not less than twelve (12) offices for retail banking purposes in the City and County of New York and having a tangible net worth of not less than Five Hundred Million ($500,000,000.00) Dollars (the "Issuing Bank"), which letter of credit shall have a term of not less than one (1) year, be in form and content satisfactory to Landlord, be for the account of Landlord and be in the amount of $167,416.71, shall be deemed acceptable to Landlord. The Issuing Bank shall pay to Landlord or its duly authorized representative the face amount of the letter of credit upon presentation of the letter of credit, a sight draft in the amount of be drawn, and Landlord's statement that (i) Tenant is in default of one or more of Tenant's obligations pursuant to a certain lease for premises located at 530 Seventh Avenue, New York, New York, or
        (ii) Landlord has not received a renewal letter of credit for an additional one (1) year period commencing upon the expiration date of the then existing letter of credit, at least thirty (30) days prior to said expiration date. Said letter of credit shall expressly provide that it shall be deemed automatically renewed without amendment, for consecutive periods of one (1) year each thereafter during the term of this Lease (and the last of said renewals shall extend to a date which is not less than thirty (30) days after the expiration date of this Lease), until the Issuing Bank sends written notice (the "Non-Renewal Notice") to Tenant by certified mail, return receipt requested, not less than sixty (60) days next preceding the expiration date of the existing letter of credit that it elects not to have such letter of credit renewed. Additionally, the letter of credit shall provide that Landlord shall have the right, exercisable after receipt of the Non-Renewal Notice, by site draft on the Issuing Bank, to receive the monies represented by the existing letter of credit and hold said proceeds as a cash Security Deposit. The letter of credit shall provide that it will be honored by the Issuing Bank upon the delivery of Landlord's statement without inquiry as to its accuracy and regardless of whether Tenant disputes the contents of such statements. If as a result of application of all or any part of the Security Deposit, the amount secured by the letter of credit shall be less than the above required amount, Tenant shall provide Landlord, within ten (10) days' after demand, additional letter(s) of credit and/or cash in an amount equal to such deficiency. Any failure or refusal by Tenant to timely make such submission shall be deemed a material default by Tenant under this Lease equivalent to the non-payment of rent. The letter of credit shall provide for language wherein the face amount of the letter of credit shall be reduced on the dates and to the amounts set forth below, provided and on condition that on the applicable reduction dates Tenant is not then in default of this Lease (without the benefit of any grace or cure period) and the Issuing Bank has received written notice from Landlord of such non-default. During the twenty (20) day period prior to each such reduction date, Landlord agrees to furnish to Tenant a notice addressed to Tenant and the Issuing Bank as to the default status of Tenant under the Lease within ten (10) days after written demand from Tenant.

        C. In the event of a sale of the land and the building or a leasing of the building or any portion thereof of which the Demised Premises form a part, Landlord shall have the right to transfer the cash security or letter of credit, as the case may be, deposited hereunder to the vendee or lessee, and Landlord shall thereupon be released by Tenant from all liability for the return of such cash security or letter of credit. In such event, Tenant agrees to look solely to the new owner for the return of said cash security or letter of credit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of said cash security or letter of credit to a new owner.

        D. Tenant covenants that it will not assign or encumber, or attempt to assign or encumber, the monies or letter of credit deposited hereunder as security, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

        E. In the event that at any time during the term of this Lease, Landlord, in Landlord's reasonable opinion, believes (a) that the net worth of the Issuing Bank shall be less than the minimum amount specified in Section B hereof, or (b) that circumstances have occurred indicating that the Issuing Bank may be incapable of, unable to, or prohibited from honoring the then existing letter of credit (hereinafter referred to as the "Existing L/C") in accordance with the terms thereof, then, upon the happening of either of the foregoing, Landlord may send written notice to Tenant (hereinafter referred to as the "Replacement Notice") requiring Tenant within ten (10) days to replace the Existing L/C with a new letter of credit (hereinafter referred to as the "Replacement L/C") from an Issuing Bank meeting the qualification described in Section B hereof. Upon receipt of a Replacement L/C meeting the qualifications of Section B hereof, Landlord shall forthwith return the Existing L/C to Tenant. In the event that (i) a Replacement L/C meeting the qualifications of Section B hereof is not received by Landlord within the time specified, or (ii) Landlord reasonably believes an emergency exists, then in either event, the Existing L/C may be presented for payment by Landlord and the proceeds thereof shall be held by Landlord in accordance with Section A hereof, subject, however, to Tenant's right, at any time thereafter prior to a Tenant's default hereunder, to replace such cash security with a new letter of credit meeting the qualifications of Section B hereof.

40.1 Supplementing Paragraph 40th, a copy of all notices of default shall be required to be sent by Certified Mail, Return Receipt Requested to Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New, York, New York 10022; Attention: Michael J. Shapiro, Esq. Notices given in the manner permitted under this Article Fortieth, shall be' deemed given two
        (2) days after the same are mailed.

44.1 provided, however, that the foregoing shall not be deemed to prohibit Tenant from commencing a separate action against Landlord.

49.1 Notwithstanding anything to the contrary contained elsewhere herein, each party hereby waives in its own behalf and in behalf of its insurance carriers any and all subrogation rights against the other party which might exist in the event of any payment or payments by any insurance carrier under any fire, extended coverage or related insurance policy applicable to the Demised Premises, to any of the fixtures and property contained therein, or to the use and occupancy thereof, provided such waiver does not invalidate any such insurance. Each party agrees that its insurance policies aforesaid will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, so long as the party for whose benefit the clause or endorsement is obtained shall pay such extra cost. If extra cost shall be chargeable therefor, each party shall advise the other of the extra cost, and the other party at its election may pay the same, but shall not be obligated to do so. Landlord agrees that it shall carry casualty insurance with respect to the Building in form and content reasonably acceptable to Landlord or its mortgagee.

51.1 (and, after written notice from Tenant requesting same, a copy of the tax bill received by Landlord from the taxing authority),

51.2    which obligation shall survive the expiration of this Lease.

51.3 As used herein, real estate taxes shall not include any real estate or stock transfer tax or any inheritance, estate, succession, franchise, or federal or state income tax.

51.4    ten (10)

55.1 Landlord covenants and agrees to indemnify, defend and hold Tenant harmless from and against any claim by any broker or like person seeking a commission in connection with this transaction by reason of the actions of Landlord, provided Tenant has not had any contact with such broker, other than Insignia/ESG. Landlord agrees to pay the brokerage commission due to Insignia/ESG in connection with this transaction pursuant to separate agreement.

56.1    ten (10)